SCHEDULE 14A
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INFORMATION REQUIRED IN A PROXY STATEMENT
SCHEDULE 14A INFORMATION
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STEWARD FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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STEWARD FUNDS, INC.
on behalf of its series
Steward Large Cap Enhanced Index Fund
Steward Small-Mid Cap Enhanced Index Fund
Steward International Enhanced Index Fund
Steward Select Bond Fund
Steward Global Equity Income Fund
Steward Covered Call Income Fund
(each a “Fund” and collectively, the “Funds”)
  15375 Memorial Drive, Suite 200,
Houston, TX 77079
July 1, 2019
Dear Shareholder:
We cordially invite you to attend a Special Meeting of Shareholders (the “Meeting”) of Steward Funds, Inc. and the Funds at 9:00 a.m. Central Standard Time on July 29, 2019 to consider the proposals described in the enclosed proxy statement. Please read the enclosed information carefully and then submit your vote promptly.
Proposal 1	To elect six (6) Directors
all Funds
Proposal 2	To act on a proposal to approve a new investment advisory agreement for each of the Funds all Funds
Other	To transact any other business that may properly come before the Meeting or any adjournment or postponement thereof
Detailed information concerning these proposals is contained in the enclosed Proxy Statement. We strongly urge you to participate in the Meeting by reviewing the Proxy Statement and completing, signing and returning the proxy card promptly in the enclosed postage-paid envelope. It is important that your vote be received no later than July 26, 2019. If you have questions regarding these materials please call Patricia Mims at 1-800-262-6631ext. 6764.
Sincerely,
Michael L. Kern, III, CFA
President & Treasurer of Steward Funds, Inc.

QUESTIONS AND ANSWERS
  PROPOSAL 1 (ALL FUNDS)
What am I being asked to vote on?
You are being asked to elect each of the six current Directors (the “Nominees”) of Steward Funds, Inc. (“SFI” and its series, the “Funds”), including Richard J. Rossi, who was appointed by the Board of Directors (the “Board”) as an independent Director on May 16, 2019. Each of the Nominees other than Mr. Rossi was previously elected by shareholders on August 7, 2017. On May 16, 2019, the Board and its Nominating and Corporate Governance Committee each approved the nomination of the Nominees and submits the Nominees for election by shareholders.
Why am I being asked to approve the Proposal?
Although not required under applicable law or SFI’s Articles of Incorporation or By-Laws, the Board determined it to be appropriate and desirable to submit Mr. Rossi for election by shareholders as an independent Director, following his appointment by the Board. In addition, pursuant to SFI’s By-Laws, the term of office of each Director terminates upon the next election of Directors. Therefore, because Mr. Rossi is submitted for election by shareholders as a Director, each of the other Directors must also be submitted for re-election by shareholders. If elected, each Director will serve on the Board from the time of his or her election and qualification until the election of Directors next succeeding his or her election and until his or her successor is elected and qualified. The Funds do not hold regular annual meetings of shareholders to elect Directors and currently have no plans to schedule an annual or a special meeting of shareholders following the Meeting, so, if elected, each Director will serve for an indefinite period.
Why does the Board recommend the election of the Nominees?
The Board believes Mr. Rossi brings additional experiences and skills to the Board that are complementary to those of the other five Directors, including over thirty years of experience in financial product sales and marketing. In light of efforts being made by the Funds’ investment adviser, Crossmark Global Investments, Inc., and its affiliates to expand the sales and marketing channels available to the Funds in the broader retail and institutional markets, the Board believes it is valuable for the Funds to have a member of the Board who has a sales and marketing background. In addition, Mr. Rossi has seventeen years of experience in the mutual fund industry, serving as an officer of a mutual fund complex, its investment advisory firm sponsor and the sponsor’s affiliated brokerage firm before his retirement in 2017. The Board believes this experience will be beneficial to the Board in its role in evaluating proposals related to, among other things, sales and marketing activities undertaken on behalf of the Funds, as well as any future product offerings.
Prior to appointing Mr. Rossi as an independent Director, SFI’s Nominating and Corporate Governance Committee, which is comprised solely of all the independent Directors, fully vetted Mr. Rossi and determined that he is well-qualified to oversee the management of the Funds and act in the best interests of the Funds. The Nominating and Corporate Governance Committee also determined that Mr. Rossi satisfies the requirements to act as a director of registered investment companies, such as the Funds, and to act as an independent director of SFI.
The Nominating and Corporate Governance Committee also determined that each of the other Nominees continues to be well-qualified to oversee the management of the Funds and act in the best interests of the Funds, that each of the other Nominees continues to satisfy the requirements to act as a director of registered investment companies, such as the Funds, and that each of the other independent Director Nominees continues to satisfy the requirements to act as an independent director of SFI.
PROPOSAL 2 (ALL FUNDS)
What am I being asked to vote on?
You are being asked to approve a new investment advisory agreement between Crossmark Global Investments, Inc. (the “Adviser” and together with its affiliates, “Crossmark”) and SFI, on behalf of your Fund (the “New Advisory Agreement”). The New Advisory Agreement is attached to the Proxy Statement as Appendix B.
Why am I being asked to approve the Proposal?
The purpose of this Proposal is to approve the New Advisory Agreement for each of the Funds. The Proposal is part of a broader initiative proposed by the Adviser to restructure and consolidate the Funds’ current agreements with the Adviser and its affiliate, Crossmark Consulting, LLC (“Crossmark Consulting”) and to reset the Adviser’s fees charged to the Funds to provide the resources needed for the Adviser to continue to provide high quality services to the Funds at current asset levels and if assets grow.
Prior to 2015, SFI and its series were managed primarily as pooled investment vehicles specifically for investment by the Ministers Benefit Plan, a 403(b) retirement plan sponsored by AG Financial Solutions, the Adviser’s
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ultimate parent company. Accordingly, the fees charged by Crossmark to SFI and its series were priced by Crossmark at levels commensurate with the more limited resources needed by the Adviser to manage the investments and flows primarily from the 403(b) plan.
Since 2015, Crossmark has been engaged in reorienting the Funds’ business seeking to expand the Fund’s shareholder base from mainly the 403(b) plan and certain non-profit organizations to include a broader group of both retail and institutional investors, including through intermediary platforms, in an effort to increase the net assets of the Funds. In doing so, Crossmark aims to provide benefits to shareholders typically associated with larger funds, including lower expense ratios from economies of scale. The Adviser would also benefit from larger Funds through increased fees.
In connection with the changes to the Funds’ business, Crossmark undertook to review all aspects of the Funds’ business, including in 2018 – 2019 a comprehensive review of the Funds’ agreements with all service providers, including Crossmark. Crossmark also considered the resources needed for the Adviser to continue to provide high quality services to the Funds at current asset levels and if assets grow, in light of its reorientation of the Fund’s business.
Based on its review and in light of its conclusions described in the Proxy Statement, Crossmark proposes that the Funds’ four current agreements with the Adviser and Crossmark Consulting for advisory, values-based screening, administration and compliance services (the “Current Agreements”) be replaced with two new agreements with the Adviser, the New Advisory Agreement and a new Administration Agreement (the “New Administration Agreement” and together with the New Advisory Agreement, the “New Agreements”), that would cover the same services currently provided to the Funds under the Current Agreements. In connection with the New Agreements, Crossmark also proposes to reset the fees for its services, including (1) materially increasing the advisory fees charged to Steward Global Equity Income Fund and Steward Covered Call Income Fund and (2) revising the fee breakpoint schedules for all Funds by eliminating any breakpoint at $500 million, resulting in higher fee rates, as compared to the current fee rates, for aggregate advisory and values-based screening services on assets above $500 million if assets of a Fund grow to that size. Note that none of the Funds currently have assets above $500 million.
The Board approved the New Agreements at a meeting held on May 16, 2019, and shareholders are now being asked to approve the New Advisory Agreement. The Board recommends that shareholders of each Fund vote to approve the New Advisory Agreement for their Fund. The New
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Administration Agreement is not subject to shareholder approval and, therefore, shareholders of each Fund are not being asked to approve the New Administration Agreement for their Fund as part of this Proposal.
Will the fees charged and services provided by the Adviser change under the New Advisory Agreement?
Under the New Advisory Agreement, shareholders of Steward Global Equity Income Fund and Steward Covered Call Income Fund would pay materially higher fee rates and each other Fund would pay slightly higher fee rates, as compared to the current fee rates, for the same aggregate advisory and values-based screening services, at current asset levels. In addition, shareholders of each Fund would pay higher fee rates, as compared to the current fee rates, for aggregate advisory and values-based screening services on assets above $500 million if assets of the Fund grow to that size. Note that none of the Funds currently have assets above $500 million. For additional information on the expected changes to the Funds’ total expense ratios under the New Agreements, see “Impact of Proposal on Fund Fees” in the Proxy Statement.
The services provided to the Funds under the New Agreements would be the same as the services currently provided under the Current Agreements. The New Advisory Agreement would cover advisory and values-based screening services and the New Administration Agreement would cover administration and compliance services. For a comparison of the material terms of the current Investment Advisory Agreement and the New Advisory Agreement, see “Comparison of Current Advisory Agreement and New Advisory Agreement” in the Proxy Statement.
Why does the Board recommend the approval of the New Advisory Agreement?
The Board believes the New Advisory Agreement, as well as the Adviser’s broader initiative described above, is appropriate for each of the Funds. In light of the changes to the Funds’ business noted above, the Board believes the structure of the New Agreements, and the resetting of fees thereunder, would better align the Funds with peer funds in the broader retail and institutional markets and help to ensure the continued provision of high quality services by Crossmark. In addition, the Board considered that the proposed advisory fee increases under the New Advisory Agreement for Steward Global Equity Income Fund and Steward Covered Call Income Fund would align these Funds with actively-managed peer funds and better reflect the extent of services provided to the Funds and the performance that has been achieved for the Funds. See “Board Considerations Regarding Approval of New Advisory Agreement” in the Proxy Statement for the factors that the Board considered in approving the New Advisory Agreement for each of the Funds.
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What will happen if shareholders do not approve the New Advisory Agreement?
In the event that shareholders of a Fund do not approve the New Advisory Agreement for such Fund, the current Investment Advisory Agreement (the “Current Advisory Agreement”) and the Letter Agreement for the provision of values-based screening services for such Fund, including the current fee rates thereunder, would remain in effect. If the New Advisory Agreement is approved by shareholders of some of the Funds and not by others, the New Advisory Agreement would go into effect for those Funds whose shareholders approved the New Advisory Agreement, and the Current Advisory Agreement and the Letter Agreement, including the current fee rates thereunder, would remain in effect for those Funds whose shareholders did not approve the New Advisory Agreement. The New Administration Agreement is not subject to shareholder approval and will go into effect for all Funds on August 1, 2019 whether or not shareholders of each of the Funds approve the New Advisory Agreement.
GENERAL
Will my vote make a difference?
Your vote is very important no matter how many shares you own and can make a difference in the management of the Funds. Voting your shares early will eliminate the need for follow-up mail and telephone solicitation.
Who is paying for preparation, printing and mailing of the Proxy Statement?
The costs associated with the Proxy Statement, including the mailing and proxy solicitation costs, will be borne by the Adviser.
When will the Meeting be held?
The Meeting will be held at 9:00 a.m. Central Standard Time on July 29, 2019, unless it is adjourned or postponed.
Will the Fund’s Board attend the Meeting?
One or more Directors plan on attending the Meeting.
How do I vote my shares?
You can vote your shares by completing, signing and returning the proxy card promptly in the enclosed postage-paid envelope. You can also vote your shares by telephone or via the Internet by following the instructions on the proxy card and the accompanying materials. You may
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also vote in person at the Meeting. If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call Patricia Mims at 1-800-262-6631 ext. 6764.
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STEWARD FUNDS, INC.
on behalf of its series
Steward Large Cap Enhanced Index Fund
Steward Small-Mid Cap Enhanced Index Fund
Steward International Enhanced Index Fund
Steward Select Bond Fund
Steward Global Equity Income Fund
Steward Covered Call Income Fund
(each a “Fund” and collectively, the “Funds”)
  15375 Memorial Drive, Suite 200,
Houston, TX 77079
Notice of Special Meeting of Shareholders
To be held on July 29, 2019
Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Steward Funds, Inc. and it series, Steward Large Cap Enhanced Index Fund, Steward Small-Mid Cap Enhanced Index Fund, Steward International Enhanced Index Fund, Steward Select Bond Fund, Steward Global Equity Income Fund and Steward Covered Call Income Fund (each a “Fund” and collectively, the “Funds”), will be held on July 29, 2019 at the Funds’ principal executive offices, 15375 Memorial Drive, Suite 200, Houston, Texas 77079, at 9:00 a.m. Central Standard Time for the following purposes, which are more fully described in the Proxy Statement:
Proposal 1	To elect six (6) Directors
all Funds
Proposal 2	To act on a proposal to approve a new investment advisory agreement for each of the Funds all Funds
Other	To transact any other business that may properly come before the Meeting or any adjournment or postponement thereof
The Funds’ Board of Directors has fixed the close of business on May 16, 2019 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.
The Funds’ Board of Directors unanimously recommends that you vote FOR each of the nominees for Director in Proposal 1 and FOR Proposal 2.

Your vote is important, regardless of the number of shares you own of a Fund. You can vote easily using any of the three methods described on the Proxy Card enclosed in this mailing. You may also vote in person at the Meeting.*
We are happy to answer your questions or provide additional information upon request. Please call Patricia Mims at 1-800-262-6631ext. 6764.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on July 29, 2019.
This Notice of Special Meeting of Shareholders, the Proxy Statement and the Form of Proxy Card are available at www.stewardfunds.com (links to the documents are included at the top of the page). Additional information about the Funds is available in their prospectus, statement of additional information and annual report to shareholders. The most recent annual report for the Funds for the fiscal year ended April 30, 2019 has been mailed separately to shareholders. If you would like to receive copies of the Funds’ most recent annual report and subsequent semi-annual report (if available) free of charge, please contact the Funds at the address indicated on the front page of the Proxy Statement or call the Funds toll-free at 1-800-262-6631. Any such reports requested will be sent by first class mail within three business days of receipt of the request.
By Order of the Board of Directors,
Steward Funds, Inc.
Patricia L. Mims, Secretary
Date: July 1, 2019

*
To attend the Meeting in person, you will need to show proof of ownership of shares of the Funds, such as your proxy card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of shares of the Funds as of the record date, May 16, 2019.

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PROXY STATEMENT
STEWARD FUNDS, INC.
on behalf of its series
Steward Large Cap Enhanced Index Fund
Steward Small-Mid Cap Enhanced Index Fund
Steward International Enhanced Index Fund
Steward Select Bond Fund
Steward Global Equity Income Fund
Steward Covered Call Income Fund
(each a “Fund” and collectively, the “Funds”)
  15375 Memorial Drive, Suite 200,
Houston, TX 77079
SPECIAL MEETING OF SHAREHOLDERS
July 29, 2019
This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Steward Funds, Inc. (“SFI”), to be voted at a Special Meeting of Shareholders (the “Meeting”) to be held on July 29, 2019 at the principal executive offices of SFI, 15375 Memorial Drive, Suite 200, Houston, Texas 77079, at 9:00 a.m. Central Standard Time, for the following purposes, which are described in greater detail in this Proxy Statement:
Proposal 1	To elect six (6) Directors
all Funds
Proposal 2	To act on a proposal to approve a new investment advisory agreement for each of the Funds all Funds
Other	To transact any other business that may properly come before the Meeting or any adjournment or postponement thereof
The approximate mailing date for this Proxy Statement is July 1, 2019, or as soon as practicable thereafter.

The Board has fixed the close of business on May 16, 2019 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held, and to a fractional vote in proportion to each fractional share held. As of the Record Date, the number of shares outstanding for each Fund were:
Name of Fund	Shares Outstanding on Record Date
Steward Large Cap Enhanced Index Fund	15,101,926.1170
Steward Small-Mid Cap Enhanced Index Fund	15,967,343.9740
Steward International Enhanced Index Fund	6,638,726.9030
Steward Select Bond Fund	6,613,480.6730
Steward Global Equity Income Fund	10,129,998.2410
Steward Covered Call Income Fund	2,972,792.9410
It should be noted that AG Financial Solutions, the parent company of Crossmark Global Holdings, Inc., through its subsidiary, Steward Financial Holdings, Inc., has effective voting control over sufficient shares of each of the Funds and of SFI as of the Record Date, May 16, 2019, to determine the outcome of each Proposal at the Meeting. Steward Financial Holdings, Inc. is the controlling shareholder of the Funds’ investment adviser, Crossmark Global Investments, Inc. Kyle A. Dana, a Director of SFI, is an “interested person,” as defined in the 1940 Act, of SFI because of his position as Senior Vice President, Retirement and Investment Solutions, of AG Financial Solutions.
The Board knows of no other business that will be presented to the Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card(s) to vote in accordance with their discretion.

PROPOSAL 1 — ELECTION OF DIRECTORS (all Funds)
The purpose of this Proposal is to elect each of the six (6) current Directors (the “Nominees”) of SFI, as set forth below, which include four (4) independent Directors and two (2) interested Directors, to the Board.
Independent Director Nominees
Richard J. Rossi
Mark H. Barineau
Richard L. Peteka
Adriana R. Posada
Interested Director Nominees
Michael L. Kern, III
Kyle A. Dana
Richard J. Rossi was appointed by the Board as an independent Director on May 16, 2019. Each of the Nominees other than Mr. Rossi was previously elected by shareholders on August 7, 2017. Although not required under applicable law or SFI’s Articles of Incorporation or By-Laws, the Board determined it to be appropriate and desirable to submit Mr. Rossi for election by shareholders as an independent Director, following his appointment by the Board. In addition, pursuant to SFI’s By-Laws, the term of office of each Director terminates upon the next election of Directors. Therefore, because Mr. Rossi is submitted for election by shareholders as a Director, each of the other Directors must also be submitted for re-election by shareholders. If elected, each Director will serve on the Board from the time of his or her election and qualification until the election of Directors next succeeding his or her election and until his or her successor is elected and qualified. The Funds do not hold regular annual meetings of shareholders to elect Directors and currently have no plans to schedule an annual or a special meeting of shareholders following the Meeting, so, if elected, each Director will serve for an indefinite period.
On May 16, 2019, the Board and its Nominating and Corporate Governance Committee each approved the nomination of the Nominees and submits the Nominees for election by shareholders. The Board unanimously recommends that you vote FOR each of the Nominees.
The Board believes Mr. Rossi brings additional experiences and skills to the Board that are complementary to those of the other five Directors, including over thirty years of experience in financial product sales and marketing. In light of efforts being made by the Funds’ investment adviser, Crossmark Global Investments, Inc., and its affiliates to expand the sales and marketing channels available to the Funds in the broader retail and institutional markets, the Board believes it is valuable for the Funds to have a member of the Board who has a sales and marketing background. In addition, Mr. Rossi has seventeen years of experience in the mutual fund industry, serving as an officer of a mutual fund complex, its investment advisory firm sponsor and the sponsor’s affiliated brokerage firm before his retirement in 2017. The Board believes this experience will be beneficial to the Board in its role in evaluating proposals related to, among other things, sales and marketing activities undertaken on behalf of the Funds, as well as any future product offerings.
Prior to appointing Mr. Rossi as an independent Director, SFI’s Nominating and Corporate Governance Committee, which is comprised solely of all the independent Directors, fully vetted Mr. Rossi and determined that he is well-qualified to oversee the management of the Funds and act in the best interests of the Funds. The Nominating and Corporate Governance Committee also determined that Mr. Rossi satisfies the requirements to act as a director of registered investment companies, such as the Funds, and to act as an independent director of SFI. The Nominating and Corporate Governance Committee also determined that each of the other Nominees continues to be well-qualified to oversee the management of the Funds and act in the best interests of the Funds, that each of the other Nominees continues to satisfy the requirements to act as a director of registered investment companies, such as the Funds, and that each of the other independent Director Nominees continues to satisfy the requirements to act as an independent director of SFI.
Each of the Nominees has indicated that he or she will continue to serve as a Director of SFI, if elected, and has consented to be named in this Proxy Statement. The Nominees, if duly elected at the Meeting or any adjournment or postponement thereof, following qualification, will continue to serve as Directors of SFI immediately upon election. If a Nominee is not duly elected at the Meeting or any adjournment or postponement thereof, such Nominee will continue to serve as a Director of SFI until his or her successor is elected and qualified.
The Nominating Process
The Nominating and Corporate Governance Committee has a charter which is attached to this Proxy Statement as Appendix A. Pursuant to SFI’s Governance Guidelines and Procedures, the Nominating and Corporate Governance Committee will independently evaluate independent Director candidates for Board membership. In evaluating independent Director candidates, the Nominating and Corporate Governance Committee will take into account such factors as it deems appropriate, including the professional experience, education and skills of the candidate and the overall diversity of the Board’s composition; however the Nominating and Corporate

Governance Committee has not established specific, minimum qualifications that must be met by an individual to be considered by the Nominating and Corporate Governance Committee for nomination as a Director, except as described below under “Qualifications of Directors.” With regard to candidates who would be “interested persons” of SFI because of their role with the Adviser or the Funds’ distributor, the Board gives reasonable deference to Crossmark’s identification of candidates. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. Suggestions for independent Director candidates may be submitted by other Directors, by shareholders or by the Adviser. Shareholders may submit suggestions for independent Director candidates by sending a resume of the candidate to the Secretary of SFI, 15375 Memorial Drive, Suite 200, Houston, Texas 77079, for the attention of the Chair of the Nominating and Corporate Governance Committee. There is no difference in the manner in which the Nominating and Corporate Governance Committee evaluates candidates recommended by shareholders versus candidates recommended by other parties. Prior to being appointed or elected to the Board, each Director Nominee was recommended to the Board as a candidate for appointment or election by the Nominating and Corporate Governance Committee.
Qualifications of Directors.   The Funds’ Directors, in addition to meeting high standards of integrity and commitment, offer to the Funds a variety of experience relevant to oversight of the Funds, including, in the aggregate, responsible leadership experience in sales and marketing, accounting, business operations, strategic planning, investment and service on boards of other entities. In selecting candidates for Directors, the Nominating and Corporate Governance Committee has considered whether candidates meet high standards of personal and relevant professional experience and can bring diverse points of view to the Board. Independent Directors must satisfy regulatory requirements and guidelines adopted by the Board relevant to their independence. Beyond these considerations, the Nominating and Corporate Governance Committee has not set specific minimum qualifications. The Board believes that each independent Director Nominee’s background brings to the Board a combination of skills that permits him or her to objectively review, question and evaluate information provided to him or her by Fund management and to exercise effective business judgment in overseeing the Funds.
The Nominating and Corporate Governance Committee received no nominee from a 5% beneficial owner within 120 calendar days before the date of release of this Proxy Statement to shareholders.

The particular types of experience of the Nominees are as follows:
Independent Director Nominees
Richard J. Rossi:   Mr. Rossi retired in 2017 from Eagle Asset Management, an investment advisory firm in St. Petersburg, Florida and a subsidiary of Raymond James, where he served as an officer for seventeen years. At the time of his retirement, he was President and Co-Chief Operating Officer of the firm as well as President of Eagle Mutual Funds and Eagle Fund Distributors. Mr. Rossi was instrumental in developing the firm’s overall strategic decisions and business plans, including developing its asset management acquisition strategy. He was responsible for all retail and institutional mutual fund and private account sales, client services, and administrative functions and oversaw a substantial increase in assets during his tenure as a result of the acquisition strategy. In addition to his roles at Eagle Asset Management, Mr. Rossi previously served as Vice President, Institutional Equity Sales, of First Union Capital Markets as well as Managing Director and Chief Operating Officer of Mentor Investment Group. Mr. Rossi began his career in 1984 with Raymond James and has over 30 years of executive management and senior sales experience in the asset management and financial services industries. Mr. Rossi holds a B.A. from the University of Florida and an M.P.A. from the University of North Florida. Mr. Rossi was recommended as a Nominee for Director to the Nominating and Corporate Governance Committee by Michael L. Kern, III, an interested Director of the Funds and President, CEO and Treasurer of Crossmark. Such recommendation was not made pursuant to any arrangement or understanding between Mr. Rossi and any Director or officer of the Funds.
Mark H. Barineau:   Mr. Barineau currently serves as President and owner of Lionsmark Investment Group, a private real estate investment and management company he formed in 2016. Its primary business is the acquisition, development and management of multifamily assets and other active and passive real estate investments. Mr. Barineau’s professional career began in 1992 as a Project Controls Engineer with a subsidiary of Waste Management where he performed value engineering and cost controls related to environmental remediation and landfill construction. In 1996, his entrepreneurial spirit led him to the real estate industry, where he served various roles including President and an owner of Radney Management & Investments which specialized in the acquisition, development and management of government subsidized low-income and conventional workforce multifamily housing across the United States. He sold his interests in this company in 2016. Raised in Houston, he is a graduate of The University of the South (Sewanee, TN) and Columbia University (New York, NY) and holds B.S. degrees in both Physics and Mechanical

Engineering. He is a Certified Property Manager by the Institute of Real Estate Management, a member of Young Presidents’ Organization (former executive board member) and a member of several Houston area social clubs. Mr. Barineau strives to put his faith in practice with his time, talent and treasure. He has served as an Executive Vestry Member of St. Martin’s Episcopal Church (largest Episcopal church in the USA) and as a Trustee of Episcopal High School. Mr. Barineau lives in Houston, Texas. Mr. Barineau was recommended as a Nominee for Director to the Nominating and Corporate Governance Committee by the Funds’ Board.
Adriana R. Posada:   Ms. Posada retired from American Beacon Advisors, Inc. in 2016, where she had served since 1998 as Senior Portfolio Manager for several registered investment companies (“funds”) and had responsibility for managing a substantial portion of a large corporate pension plan’s assets. Her experience included equity, fixed income, alternative and derivative investments. She also identified, selected and oversaw sub-advisers for the funds and the pension plan. She reported regularly to the funds’ board of directors and to the pension plan’s representative regarding the performance of the sub-advisers. From 1993 to 1998, also at American Beacon Advisors, Inc., her responsibilities involved regulatory compliance and preparation and dissemination of certain numerical information regarding the funds and separate accounts. She also served as a Trustee of Irving Firemen’s Relief and Retirement Plan from 2009 to 2015. Ms. Posada holds a B.S. in mathematics from Universidad de Los Andes, Bogota, Colombia; an M.S. in mathematics from the University of Houston, Houston, Texas; and an M.A. in Actuarial Science from the University of Michigan, Ann Arbor, Michigan. She has passed exam parts 1, 2 and 3 of the Society of Actuaries. Ms. Posada was recommended as a Nominee for Director to the Nominating and Corporate Governance Committee by the Funds’ Board.
Richard L. Peteka:   Mr. Peteka has been the Chief Financial Officer and Secretary of SCP Private Credit Income BDC LLC since 2018 and Solar Capital Ltd. and Solar Senior Capital, Ltd. since May 2012, each of which is a publicly traded business development company managed by Solar Capital Partners LLC. Prior to joining Solar Capital, he served from 2004 to 2012 as the Chief Financial Officer and Treasurer of Apollo Investment Corporation. Prior to 2004, Mr. Peteka was at Citigroup Asset Management, which he joined as a Director in 1999 and where he served as Chief Financial Officer and Treasurer of various open-end and closed-end investment companies. Mr. Peteka holds a B.S. degree in Finance from The College at Old Westbury and an MBA in International Finance from St. John’s University. Mr. Peteka was recommended as a Nominee for Director to the Nominating and Corporate Governance Committee by the Funds’ Board.

Interested Director Nominees
Michael L. Kern, III, CFA:   Mr. Kern has been President, Chief Executive Officer and Treasurer of Crossmark Global Holdings, Inc. since May 2015 and has served as President, Chief Executive Officer and Treasurer of Crossmark Global Investments, Inc., Crossmark Distributors, Inc. and Crossmark Consulting, LLC since 2016. Previously, Mr. Kern spent 19 years with Stout Risius Ross, Inc., a financial advisory firm, where he, over the years, served as Managing Director in the Valuation & Financial Opinions Group, Head of the Investment Banking Group, Chief Financial Officer, Chief Operating Officer and, finally, President for his last six years at the firm. Mr. Kern holds a B.S. Degree in Finance and Business Economics from Wayne State University and is a Chartered Financial Analyst (CFA) with Series 7, 63 and 24 securities licenses. In 2006, he received Crain’s Detroit Business 40 Under 40 Award and is a member of the CFA Institute and Young Presidents’ Organization. Mr. Kern was recommended as a Nominee for Director to the Nominating and Corporate Governance Committee by the Funds’ Board.
Kyle A. Dana, CRPC:   Since 2000, Mr. Dana has worked with AG Financial Solutions, and currently serves as Senior Vice President of Retirement Planning and Investment Solutions. Mr. Dana has dual degrees in Management and Marketing from Evangel University and professional licenses and designations, including Chartered Retirement Planning Counselor (CRPC®) and Series 63 license. As noted above, AG Financial Solutions is the parent company of Steward Financial Holdings, Inc., which is the controlling shareholder of the Funds’ investment adviser, Crossmark Global Investments, Inc. and which has effective voting control over sufficient shares of each of the Funds and of SFI as of the Record Date to determine the outcome of each Proposal at the Meeting. Mr. Dana was recommended as a Nominee for Director to the Nominating and Corporate Governance Committee by the Funds’ Board.
Leadership structure.   The Funds’ Board provides overall supervision of the affairs of the Funds. Richard J. Rossi was appointed by the Board as an independent Director at a meeting held on May 16, 2019 and assumed his responsibilities immediately. The Directors other than Mr. Rossi were elected by shareholders at a meeting held on August 7, 2017 and assumed their responsibilities on August 31, 2017. Effective September 8, 2017, Michael L. Kern, III, CFA, became the Chairman of the Board. Mr. Kern is an “interested person” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), currently serving as the President, Chief Executive Officer and Treasurer of Crossmark Global Investments, Inc. (“the “Adviser”) and its affiliates (together with the Adviser, “Crossmark”). As Chairman of the Board, Mr. Kern has responsibility for coordinating the work and leading meetings of the Board, for coordinating with the independent Directors and for assuring that the concerns of the independent Directors are considered by the full Board and brought to the attention of Fund management. The Board has not designated a “lead independent director.” Kyle A. Dana is also an “interested person,” currently employed by AG Financial Solutions, the parent company of Crossmark Global Holdings, Inc., which, through its subsidiary, Steward Financial Holdings, Inc., has effective voting control over each of the Funds and SFI. The other four Directors are independent Directors.
Risk oversight.   The Funds’ service providers, including their investment adviser, principal underwriter, administrator, fund administration and accounting services provider, compliance services provider and transfer agent, provide day-to-day risk management of the Funds in their areas of responsibility. The Board oversees the performance of these service providers, including their management of risks. The Board meets quarterly and its Committees meet periodically (see “Board Committees,” below) to review information concerning the Funds’ operations and performance, the broader securities markets, and other information relevant to their oversight responsibilities that, among other things, helps them to identify and monitor general and particular risks to the Funds. The Board’s Committees focus on particular types of risks in their areas of responsibility. It should be noted that not all risks to the Funds can be identified or controlled. Moreover, certain risks are inherent in the Funds’ operations. See, for example, investment risks described in the Funds’ Prospectus.

Director Nominees and Executive Officers
The Director Nominees, which comprise all current Directors, and executive officers of the Funds, and their principal occupations for the past five years, are listed below.
Name, Address, Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee During the Past 5 Years
Interested Director Nominees
Michael L. Kern, III, CFA(1) c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1973	Chairman of the Board; Director	Indefinite Term Since 2017	President, CEO & Treasurer of Crossmark Global Holdings, Inc. (May 2015 – Present); President, CEO & Treasurer of Crossmark Global Investments, Inc., Crossmark Distributors, Inc. and Crossmark Consulting, LLC (2016 – Present); CCO of Crossmark Distributors, Inc. (August 1, 2017 – December 11, 2017); Secretary of Crossmark Global Investments, Inc., Crossmark Distributors, Inc. and Crossmark Consulting, LLC (2016 – 2018); President of Stout Risius Ross, Inc. (2008 – 2015)	6	Stratford Cambridge Group Investments — Advisory Board (2011 – 2017); Foundation Capital Resources (2015 – Present); Stout Risius Ross, Inc. (2008 – 2015)
Kyle A. Dana, CRPC(2) c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1978	Director	Indefinite Term Since 2017	Senior Vice President, Retirement & Investment Solutions of AG Financial Solutions(3) (2000 – Present)	6	N/A
Independent Director Nominees
Richard J. Rossi c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1956	Director	Indefinite Term Since 2019	Retired; President and Co-Chief Operating Officer, Eagle Asset Management, President, Eagle Mutual Funds and Eagle Fund Distributors (2000 – 2017)	6	N/A
Mark H. Barineau c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1968	Director	Indefinite Term Since 2017	President of Lionsmark Investment Group(4) (since April 2016); President & Owner of Radney Management & Investments, Inc.(5) (1996 – 2016)	6	N/A

Name, Address, Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee During the Past 5 Years
Richard L. Peteka c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1961	Director	Indefinite Since 2017	Chief Financial Officer and Secretary of Solar Capital Ltd., Solar Senior Capital Ltd. (May 2012 – Present) and SCP Private Credit Income BDC LLC(6) (2018 – Present)	6	N/A
Adriana R. Posada c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1954	Director	Indefinite Term Since 2017	Retired; Sr. Portfolio Manager of American Beacon Advisors, Inc. (September 1998 – March 2016)	6	Trustee of Irving Firemen’s Relief and Retirement Plan (April 2009 – October 2015)

(1)
Mr. Kern is an “interested person” of SFI, as defined in the 1940 Act, because of his position with the Funds’ investment adviser, administrator and distributor.

(2)
Mr. Dana is an “interested person” of SFI, as defined in the 1940 Act, because of his position with AG Financial Solutions, which is an affiliate of the Funds’ investment adviser, administrator and distributor.

(3)
AG Financial Solutions is an affiliate of SFI’s investment adviser, administrator and distributor specializing in delivering financial products and services that align with faith and values.

(4)
Lionsmark Investment Group is a private real estate investment and management company that Mr. Barineau formed in 2016. Its primary business is the acquisition, development and management of multi-family assets and other active and passive real estate investments.

(5)
Radney Management & Investments, Inc. was established in 1982 and is an ACCREDITED MANAGEMENT ORGANIZATION® specializing in multi-family property management.

(6)
Solar Capital Ltd., Solar Senior Capital Ltd. and SCP Private Credit Income BDC LLC are business development companies that invest primarily in senior secured loans of private middle-market companies to generate current income that is distributed to shareholders across economic cycles.

Name, Address, Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee During the Past 5 Years
Executive Officers
Michael L. Kern, III, CFA(1) c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1973	President & Treasurer	Since 2016	President, CEO & Treasurer, of Crossmark Global Holdings, Inc. (May 2015 – Present); President, CEO & Treasurer of Crossmark Global Investments, Inc., Crossmark Distributors, Inc. and Crossmark Consulting, LLC (2016 – Present); CCO of Crossmark Distributors, Inc. (August 1, 2017 – December 11, 2017); Secretary of Crossmark Global Investments, Inc., Crossmark Distributors, Inc. and Crossmark Consulting, LLC (2016 – 2018); President of Stout Risius Ross, Inc. (2008 – 2015)	Stratford Cambridge Group Investments — Advisory Board (2011 – 2017); Foundation Capital Resources (2015 – Present); Stout Risius Ross, Inc. (2008 – 2015)
Arthur G. Smith 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1962	Executive Vice President	Since 2018	Managing Director of Distribution and Marketing of Crossmark Global Investments, Inc. (2018 – Present); Managing Director of Bank of Tokyo Mitsubishi UFJ (2010 – 2017)	N/A
John R. Wolf 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1961	Executive Vice President	SLCEIF since 2004 SSMCEIF since 1998 SIEIF since 2006 SSBF since 2004 SGEIF since 2008 SCCIF since 2017	Managing Director — Equity Investments of Crossmark Global Investments, Inc. (1996 – Present) and Sr. Vice President of Crossmark Consulting, LLC (1996 – 2016)	N/A
Melville Cody 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1954	Executive Vice President	Since 2012	Senior Portfolio Manager of Crossmark Global Investments, Inc. (2009 – Present); Co-Chairman, CFO & Portfolio Manager/Analyst of Roger H. Jenswold & Company, Inc. (2005 – 2012)	N/A

Name, Address, Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee During the Past 5 Years
Victoria Fernandez 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1973	Executive Vice President	Since 2014	Chief Market Strategist of Crossmark Global Investments, Inc. (2018 – Present); Managing Director — Fixed Income Investments of Crossmark Global Investments, Inc. (2012 – 2018); Associate, Fayez Sarofim & Co. (1994 – 2012)	N/A
Paul Townsen 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1971	Executive Vice President	Since 2017	Managing Director — Crossmark Global Investments, Inc. (2017 – Present); Senior Vice President — Crossmark Global Investments, Inc. (2015 – 2017); Vice President — Crossmark Global Investments, Inc. (1994 – 2015)	N/A
Zachary Wehner, JD 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1988	Vice President	SLCEIF since 2016 SSMCEIF since 2016 SIEIF since 2016 SGEIF since 2018 SCCIF since 2017	Portfolio Manager of Crossmark Global Investments, Inc. (2015 – Present); Investment Analyst & Equity & Derivatives Trader of Crossmark Global Investments, Inc. (2014)	N/A
Jim A. Coppedge 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1968	Executive Vice President, Chief Compliance Officer, Assistant Secretary	Since 2017	General Counsel & Chief Compliance Officer of Crossmark Global Investments, Inc. (2017 – Present); Chief Compliance Officer of Crossmark Distributors, Inc. (December 11, 2017 – Present); Secretary, Crossmark Global Investments, Inc., Crossmark Distributors, Inc. and Crossmark Consulting, LLC (2018 – Present); Deputy General Counsel of American International Group (2007 – 2015)	N/A

Name, Address, Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee During the Past 5 Years
Patricia Mims 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1960	Secretary	Since 2016	Sr. Compliance Officer, Crossmark Global Investments, Inc. (October 2018 – Present); Sr. Compliance Associate, Crossmark Global Investments, Inc. (April 2013 – October 2018); Assistant Secretary, Crossmark Global Investments, Inc., Crossmark Distributors, Inc., and Crossmark Consulting, LLC (2018 – Present); Office Manager, Mims Insurance (April 1999 – May 2010)	N/A

(1)
SFI officers are elected by the Board annually and hold office until the next annual Board meeting at which officers are elected and until his or her successor is elected and qualified.

Fund Name Abbreviations
Steward Large Cap Enhanced Index Fund	(SLCEIF)
Steward Small-Mid Cap Enhanced Index Fund	(SSMCEIF)
Steward International Enhanced Index Fund	(SIEIF)
Steward Select Bond Fund	(SSBF)
Steward Global Equity Income Fund	(SGEIF)
Steward Covered Call Income Fund	(SCCIF)

Securities Ownership
The following table provides information about the ownership of securities in the Funds and in the total Fund Complex for the Director Nominees, which comprise all current Directors of the Funds.
Name of Nominee	Fund	Dollar Range of Equity Securities in each Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Director(1)
Interested Director Nominees
Michael L. Kern, III, CFA	Steward Large Cap Enhanced Index Fund	$50,001 – $100,000	Over $100,000
	Steward Small-Mid Cap Enhanced Index Fund	$50,001 – $100,000
	Steward International Enhanced Index Fund	$10,001 – $50,000
	Steward Select Bond Fund	$10,001 – $50,000
	Steward Global Equity Income Fund	$50,001 – $100,000
	Steward Covered Call Income Fund	$10,001 – $50,000
Kyle A. Dana, CRPC	Steward Large Cap Enhanced Index Fund	Over $100,000	Over $100,000
	Steward Small-Mid Cap Enhanced Index Fund	$50,001 – $100,000
	Steward International Enhanced Index Fund	$50,001 – $100,000
	Steward Global Equity Income Fund	Over $100,000
	Steward Covered Call Income Fund	$10,001 – $50,000
Independent Director Nominees
Richard J. Rossi	—	$0	$0
Mark H. Barineau	Steward Large Cap Enhanced Index Fund	$10,001 – $50,000	Over $100,000
	Steward Small-Mid Cap Enhanced Index Fund	$10,001 – $50,000
	Steward International Enhanced Index Fund	$10,001 – $50,000
	Steward Select Bond Fund	$10,001 – $50,000
	Steward Global Equity Income Fund	$10,001 – $50,000
	Steward Covered Call Income Fund	$10,001 – $50,000
Richard L. Peteka	Steward Large Cap Enhanced Index Fund	Over $100,000	Over $100,000
	Steward Global Equity Income Fund	Over $100,000

Name of Nominee	Fund	Dollar Range of Equity Securities in each Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Director(1)
Adriana R. Posada	Steward Small-Mid Cap Enhanced Index Fund	$10,001 – $50,000	$10,001 – $50,000
	Steward Global Equity Income Fund	$10,001-$50,000

(1)
Valuation as of May 31, 2019.

As of May 31, 2019, neither the independent Director Nominees, nor any of their immediate family members, owned any securities issued by the Adviser or the Funds’ principal underwriter or any company controlling, controlled by or under common control with those entities.
Board Committees
The Board has two committees, the Audit Committee and the Nominating and Corporate Governance Committee, which are comprised exclusively of independent Directors and report to the Board. Following is a description of each of the committees:
Audit Committee
The Committee’s primary functions include serving as an independent and objective party to monitor SFI’s accounting policies and financial reporting, as well as the work of SFI’s independent registered public accounting firm (the “independent auditors”). The Committee assists the Board in its oversight of  (1) the integrity of each Fund’s financial statements; (2) each Fund’s compliance with legal and regulatory requirements as related to accounting and financial reporting; (3) the independent auditors’ qualifications and independence; and (4) the performance of SFI’s independent auditors. The Committee also serves to provide an open avenue of communication among the independent auditors, SFI management and the Board. The Committee is composed entirely of independent Directors. Current Committee members are: Richard L. Peteka, Chair; Adriana R. Posada; Mark H. Barineau; and Richard J. Rossi. The Committee met five (5) times during the fiscal year ended April 30, 2019.
Nominating and Corporate Governance Committee
The Committee’s primary functions are to select individuals who would qualify to serve as independent Directors, nominate Directors for membership on committees, recommend committee chairs, review committee membership and oversee the administration of the SFI Board of Directors Governance Guidelines and Procedures. Shareholders may submit suggestions for independent Director candidates by sending a resume of the candidate to the Secretary of SFI for the attention of the Chair of the Nominating and Corporate Governance Committee. SFI’s address is 15375 Memorial Drive, Suite 200, Houston, Texas 77079. The Committee is composed entirely of independent Directors. Current Committee members are: Adriana R. Posada, Chair; Richard L. Peteka; Mark H. Barineau; and Richard J. Rossi. The Committee met two (2) times during the fiscal year ended April 30, 2019.
Director and Officer Compensation
Each independent Director is paid an annual retainer of  $12,000. Additionally, each independent Director is paid $7,500 per Board meeting attended in person and $2,000 per Board meeting attended telephonically. The Chair of the Audit Committee is paid $6,000 annually for his service. All compensation received by the independent Directors is allocated among the Funds based on average net assets. The officers and interested Directors of the Funds do not currently receive compensation from the Funds for serving in such capacities. The Directors and officers of the Funds are reimbursed for expenses incurred in attending Board meetings.
Note, however, that the proposed new investment advisory agreement for each of the Funds, submitted for shareholder approval as Proposal 2 of this Proxy Statement, includes a new provision that states that SFI may directly compensate the Funds’ chief compliance officer, or reimburse the Adviser for a portion of such compensation, as determined by the Board in consultation with the Adviser. At the May 16, 2019 meeting of the Board, the Board approved reimbursing the Adviser for a portion of the chief compliance officer’s compensation, subject to shareholder approval of the proposed new investment advisory agreement. The portion of the chief compliance officer’s compensation to be reimbursed by each Fund is not expected to be material to the expenses of the Fund.
The following table represents the compensation received by the Funds’ current independent Directors from the Funds during the fiscal year ended April 30, 2019.
Name of Person, Position	Aggregate Compensation from Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors
Richard J. Rossi(1) Director	$0	$0	$0	$0
Mark H. Barineau Director	$44,000	$0	$0	$44,000
Richard L. Peteka Director	$50,000	$0	$0	$50,000

Name of Person, Position	Aggregate Compensation from Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors
Adriana R. Posada Director	$44,000	$0	$0	$44,000

(1)
Mr. Rossi was appointed by the Board as an independent Director on May 16, 2019.

Number of Board Meetings
During the Funds’ fiscal year ended April 30, 2019, the Board met four (4) times. During the fiscal year ended April 30, 2019, the Audit Committee met five (5) times and the Nominating and Corporate Governance Committee met two (2) times. No Director attended less than 75% of meetings of the Board and of Committees of which he or she was a member during the Funds’ fiscal year ended April 30, 2019.
Shareholder Communications with the Board
Shareholders wishing to communicate with the Board, or with individual Directors, regarding Fund matters may send their correspondence addressed to the Board or to an individual Director c/o Steward Funds, Inc. at 15375 Memorial Drive, Suite 200, Houston, Texas 77079. Correspondence addressed to the Board will be forwarded to the Chair of the Nominating and Corporate Governance Committee.
One or more Directors plan on attending the Meeting.
THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMEND THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

PROPOSAL 2 — APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT FOR EACH OF THE FUNDS
The purpose of this Proposal is to approve a new Investment Advisory Agreement between Crossmark Global Investments, Inc. (the “Adviser” and together with its affiliates, “Crossmark”) and SFI, on behalf of each of the Funds (the “New Advisory Agreement”). The Proposal is part of a broader initiative to restructure and consolidate the Funds’ agreements with the Adviser and its affiliate, Crossmark Consulting, LLC (“Crossmark Consulting”). This initiative also includes a new Administration Agreement between the Adviser and SFI, on behalf of each of the Funds (the “New Administration Agreement”), which the Board approved for each of the Funds at an in-person meeting held on May 16, 2019. However, because shareholder approval of the New Administration Agreement for each of the Funds is not required under the Investment Company Act of 1940, as amended (the “1940 Act”), shareholders of each of the Funds are not being asked to approve the New Administration Agreement as part of this Proposal. The New Administration Agreement will take effect whether or not the New Advisory Agreement is approved by shareholders of each of the Funds.
The Board approved the New Advisory Agreement for each of the Funds, subject to approval by shareholders of each of the Funds, at an in-person meeting held on May 16, 2019. The Board unanimously recommends that you vote FOR the Proposal.
The factors that the Board considered in approving the New Advisory Agreement for each of the Funds are set forth below under “Board Considerations Regarding Approval of New Advisory Agreement.” Shareholder approval of the New Advisory Agreement must also be obtained for each of the Funds, and the Board has authorized seeking such approval. The New Advisory Agreement is attached to this Proxy Statement as Appendix B.
The Board approved the renewal of the current Investment Advisory Agreement (the “Current Advisory Agreement”) for each of the Funds at an in-person meeting held on February 27, 2019. The Current Advisory Agreement was last approved for each of the Funds other than Steward Covered Call Income Fund by such Funds’ shareholders on November 18, 2011, in connection with (1) the termination of each Fund’s prior individual investment advisory agreement due to a change of control of the Funds’ investment adviser and (2) the proposal of a new investment advisory agreement for such Funds under a single agreement and the segregation of administration services under a separate agreement, among other proposed changes. The Current Advisory Agreement was approved for Steward

Covered Call Income Fund by the Fund’s initial shareholder on December 12, 2017, in connection with the organization of the Fund.
Voting Information
Each Fund will vote separately with respect to approval of the New Advisory Agreement for such Fund. This Proposal is presented with respect to all Funds in a single proposal for ease of reading.
If approved by shareholders of your Fund on July 29, 2019, the New Advisory Agreement for your Fund would take effect on August 1, 2019. If approved at a later date by shareholders of your Fund, the New Advisory Agreement for your Fund would take effect on the most practicable date thereafter, as determined by the officers of SFI. The New Advisory Agreement will continue in effect for an initial term of up to two years and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.
In the event that shareholders of a Fund do not approve the New Advisory Agreement for such Fund, the Current Advisory Agreement and the Letter Agreement for the provision of values-based screening services (described below) for such Fund, including the current fee rates thereunder, would remain in effect. If the New Advisory Agreement is approved by shareholders of some of the Funds and not by others, the New Advisory Agreement would go into effect for those Funds whose shareholders approved the New Advisory Agreement, and the Current Advisory Agreement and the Letter Agreement, including the current fee rates thereunder, would remain in effect for those Funds whose shareholders did not approve the New Advisory Agreement.
Investment Adviser
The Adviser, 15375 Memorial Drive, Suite 200, Houston, Texas 77079, was formed in 1982 as a wholly-owned subsidiary of Crossmark Global Holdings, Inc. Crossmark Global Holdings, Inc., 15375 Memorial Drive, Suite 200, Houston, Texas 77079, is a wholly-owned subsidiary of Steward Financial Holdings, Inc., 3900 S. Overland Ave., Springfield, MO 65807, which is the controlling shareholder of the Adviser and a holding company that is a wholly-owned, for-profit, subsidiary of AG Financial Solutions. AG Financial Solutions, 3900 S. Overland Ave., Springfield, MO 65807, was organized by the Assemblies of God Church in 1998. The Adviser provides investment management services to pension and profit sharing accounts, corporations, and individuals, and serves as investment adviser to the Funds. The Adviser manages $4.84 billion in assets as of April 30, 2019.
The Adviser would continue to serve as the Funds’ investment adviser under the New Advisory Agreement.

Background Regarding Proposal
Starting in 2015, Crossmark, in connection with a change in senior leadership at the firm, underwent significant changes to its management team. Since then, the new management team has conducted an extensive review of Crossmark’s businesses, including the Funds’ business, in order to develop and implement a strategic plan for expanding and growing Crossmark’s businesses. With respect to the Funds’ business, Crossmark has been engaged in reorienting the Funds’ business seeking to expand the Funds’ shareholder base from mainly a 403(b) retirement plan and certain non-profit organizations to include a broader group of both retail and institutional investors, including through intermediary platforms, in an effort to increase the net assets of the Funds. In doing so, Crossmark aims to provide benefits to shareholders typically associated with larger funds, including lower expense ratios from economies of scale. The Adviser would also benefit from larger Funds through increased fees. Prior to 2015, SFI and its series were managed primarily as pooled investment vehicles specifically for investment by the Ministers Benefit Plan, a 403(b) retirement plan sponsored by AG Financial Solutions, the Adviser’s ultimate parent company. Accordingly, the fees charged by Crossmark to SFI and its series were priced by Crossmark at levels commensurate with the more limited resources needed by the Adviser to manage the investments and flows primarily from the 403(b) plan. In connection with the changes to the Funds’ business, Crossmark undertook to review all aspects of the Funds’ business, including in 2018 – 2019 a comprehensive review of the Funds’ agreements with all service providers, including Crossmark. Crossmark also considered the resources needed for the Adviser to continue to provide high quality services to the Funds at current asset levels and if assets grow, in light of its reorientation of the Funds’ business. Based on its review, Crossmark came to the following conclusions with respect to the Funds’ current agreements with the Adviser and Crossmark Consulting:
•
The current structure of having four separate agreements for the Funds for the provision of advisory services, values-based screening services, administration services and compliance services, respectively, is not consistent with current industry practices.

•
The advisory fees charged by the Adviser to Steward Global Equity Income Fund and Steward Covered Call Income Fund are out of line with those charged to their respective peer funds, based on Crossmark’s assessment of comparative fund data provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party provider, and do not reflect the extent of services provided to the Funds or the performance that has been achieved for the Funds.

•
The fee breakpoint schedules under the four current agreements for the Funds are out of line with those of peer funds, based on Crossmark’s assessment of comparative fund data provided by Broadridge, and are not commensurate with the resources needed for the Adviser to continue to provide high quality services to the Funds if the Funds grow.

In light of its conclusions, Crossmark proposes that the Funds’ four current agreements with the Adviser and Crossmark Consulting be replaced with two new agreements with the Adviser, the New Advisory Agreement and the New Administration Agreement, that would cover the same advisory, values-based screening, administration and compliance services currently provided to the Funds. In connection with the new agreements, the Adviser also proposes to reset the fees for its services, including (1) materially increasing the advisory fees charged to Steward Global Equity Income Fund and Steward Covered Call Income Fund and (2) revising the fee breakpoint schedules for all Funds by eliminating any breakpoint at $500 million, resulting in higher fee rates, as compared to the current fee rates, for aggregate advisory and values-based screening services on assets above $500 million if assets of a Fund grow to that size. Note that none of the Funds currently have assets above $500 million.
Although the Adviser would continue to provide the same services under the two new agreements that are currently provided by the Adviser and Crossmark Consulting under the four current agreements, shareholders would experience the following changes under the new agreements:
•
Shareholders of Steward Global Equity Income Fund and Steward Covered Call Income Fund would pay materially higher fee rates at all asset levels for aggregate advisory and values-based screening services under the New Advisory Agreement and would not benefit from the same level of fee reductions provided under the fee breakpoint schedules of the current agreements. However, the Adviser intends to maintain the expense limitation currently in place for Steward Covered Call Income Fund through August 30, 2020 and to continue to maintain such expense limitation thereafter until the Fund’s assets substantially increase. As a result, the total net expense ratio currently paid by such Fund’s shareholders would not increase while the expense limitation is in place.

•
Shareholders of Steward Large Cap Enhanced Index Fund, Steward Small-Mid Cap Enhanced Index Fund, Steward International Enhanced Index Fund and Steward Select Bond Fund would pay a slightly higher fee rate for aggregate advisory and values-based screening services under the New Advisory Agreement based on the net assets of each Fund as of April 30, 2019 (an increase of 1.05 basis points (0.0105%)) and would not benefit from the same level of fee reductions provided under the fee breakpoint schedules of the current agreements. Shareholders of each Fund would also pay higher fee rates, as compared to the current fee rates, for aggregate advisory and values-based screening services on assets above $500 million if assets of the Fund grow to that size.
Current Agreements and New Agreements
Crossmark currently provides advisory, values-based screening, administration and compliance services to the Funds under four separate agreements (the “Current Agreements”):
•
Current Advisory Agreement.   Under this agreement, the Adviser, as investment adviser to the Funds, provides a program of continuous investment management for each Fund in accordance with the investment objectives, policies and limitations as stated in the Fund’s registration statement, makes investment decisions for the Funds and places orders to purchase and sell securities for the Funds.

•
Letter Agreement.   Under this agreement, Crossmark Consulting provides investment screening services that allow the Funds to implement the values-based investment screens described in the Funds’ registration statement.

•
Administration Agreement.   Under this agreement, Crossmark Consulting, as administrator to the Funds, conducts and manages the day-to-day operations of the Funds, including coordinating other service providers for the Funds, providing personnel to perform administrative and clerical functions for the Funds, preparing registration statements, reports and proxy solicitation materials, furnishing legal services to the Funds, and providing adequate office space and related services necessary for the Funds’ operations.

•
Compliance Services Agreement.   Under this agreement, Crossmark Consulting implements and maintains a compliance program for the Funds pursuant to Rule 38a-1 under the 1940 Act and provides related compliance support services, including providing personnel, office space and facilities necessary for the compliance function.

Crossmark proposes that the Current Agreements be replaced with two new agreements with the Adviser, the New Advisory Agreement and the New Administration Agreement (the “New Agreements”), that would cover the same advisory, values-based screening, administration and compliance services currently provided to the Funds under the Current Agreements:
•
New Advisory Agreement.   Under this agreement, the Adviser would provide the same services currently provided under the Current Advisory Agreement and the Letter Agreement, as described above.

•
New Administration Agreement.   Under this agreement, the Adviser would provide the same services currently provided under the Administration Agreement and the Compliance Services Agreement, as described above.

Crossmark also proposes to reset the fees for its services under the New Agreements, including (1) materially increasing the advisory fees charged to Steward Global Equity Income Fund and Steward Covered Call Income Fund and (2) revising the fee breakpoint schedules for all Funds by eliminating any breakpoint at $500 million, resulting in higher fee rates, as compared to the current fee rates, for aggregate advisory and values-based screening services on assets above $500 million if assets of a Fund grow to that size. Note that none of the Funds currently have assets above $500 million. For each agreement other than the Letter Agreement and the Administration Agreement, the annual fee rates set forth in the table below are or would be applied to the average daily net assets of the applicable Fund. For the Letter Agreement and the Administration Agreement, the annual fee rates are applied to the average daily net assets of all Funds in the aggregate.
Steward Global Equity Income Fund ($315.69 million in assets as of April 30, 2019)
Current Agreements
Asset Level	Current Advisory Agreement	Letter Agreement(1)	Administration Agreement(1)	Compliance Services Agreement
$0 – $500 million	0.300%	0.080%	0.075%	0.025%
$500 million – $1 billion	0.250%	0.050%	0.030%	0.020%
$1 billion +	0.200%	0.020%	0.030%	0.015%

New Agreements
Asset Level	New Advisory Agreement	New Administration Agreement
$0 – $1 billion	0.6250%	0.0750%
$1 billion +	0.5625%	0.0675%

(1)
As of April 30, 2019, the aggregate assets of all Funds were $1.305 billion, resulting in blended fee rates of 0.0545% for the Fund under the Letter Agreement and 0.0472% for the Fund under the Administration Agreement. Therefore, the current aggregate fee rate for services under the Current Advisory Agreement and the Letter Agreement is 0.3545% and the current aggregate fee rate for services under the Administration Agreement and the Compliance Services Agreement is 0.0722%.

Steward Covered Call Income Fund ($28.95 million in assets as of April 30, 2019)
Current Agreements
Asset Level	Current Advisory Agreement	Letter Agreement(1)	Administration Agreement(1)	Compliance Services Agreement
$0 – $500 million	0.450%	0.080%	0.075%	0.025%
$500 million – $1 billion	0.450%	0.050%	0.030%	0.020%
$1 billion +	0.450%	0.020%	0.030%	0.015%
New Agreements
Asset Level	New Advisory Agreement	New Administration Agreement
$0 – $1 billion	0.6250%	0.0750%
$1 billion +	0.5625%	0.0675%

(1)
As of April 30, 2019, the aggregate assets of all Funds were $1.305 billion, resulting in blended fee rates of 0.0545% for the Fund under the Letter Agreement and 0.0472% for the Fund under the Administration Agreement. Therefore, the current aggregate fee rate for services under the Current Advisory Agreement and the Letter Agreement is 0.5045% and the current aggregate fee rate for services under the Administration Agreement and the Compliance Services Agreement is 0.0722%.

Steward Large Cap Enhanced Index Fund ($425.64 million in assets as of April 30, 2019)
Current Agreements
Asset Level	Current Advisory Agreement	Letter Agreement(1)	Administration Agreement(1)	Compliance Services Agreement
$0 – $500 million	0.150%	0.080%	0.075%	0.025%
$500 million – $1 billion	0.125%	0.050%	0.030%	0.020%
$1 billion +	0.100%	0.020%	0.030%	0.015%
New Agreements
Asset Level	New Advisory Agreement	New Administration Agreement
$0 – $1 billion	0.2150%	0.0750%
$1 billion +	0.1935%	0.0675%

(1)
As of April 30, 2019, the aggregate assets of all Funds were $1.305 billion, resulting in blended fee rates of 0.0545% for the Fund under the Letter Agreement and 0.0472% for the Fund under the Administration Agreement. Therefore, the current aggregate fee rate for services under the Current Advisory Agreement and the Letter Agreement is 0.2045% and the current aggregate fee rate for services under the Administration Agreement and the Compliance Services Agreement is 0.0722%.

Steward Small-Mid Cap Enhanced Index Fund ($225.41 million in assets as of April 30, 2019)
Current Agreements
Asset Level	Current Advisory Agreement	Letter Agreement(1)	Administration Agreement(1)	Compliance Services Agreement
$0 – $500 million	0.150%	0.080%	0.075%	0.025%
$500 million – $1 billion	0.125%	0.050%	0.030%	0.020%
$1 billion +	0.100%	0.020%	0.030%	0.015%

New Agreements
Asset Level	New Advisory Agreement	New Administration Agreement
$0 – $1 billion	0.2150%	0.0750%
$1 billion +	0.1935%	0.0675%

(1)
As of April 30, 2019, the aggregate assets of all Funds were $1.305 billion, resulting in blended fee rates of 0.0545% for the Fund under the Letter Agreement and 0.0472% for the Fund under the Administration Agreement. Therefore, the current aggregate fee rate for services under the Current Advisory Agreement and the Letter Agreement is 0.2045% and the current aggregate fee rate for services under the Administration Agreement and the Compliance Services Agreement is 0.0722%.

Steward International Enhanced Index Fund ($146.51 million in assets as of April 30, 2019)
Current Agreements
Asset Level	Current Advisory Agreement	Letter Agreement(1)	Administration Agreement(1)	Compliance Services Agreement
$0 – $500 million	0.300%	0.080%	0.075%	0.025%
$500 million – $1 billion	0.250%	0.050%	0.030%	0.020%
$1 billion +	0.200%	0.020%	0.030%	0.015%
New Agreements
Asset Level	New Advisory Agreement	New Administration Agreement
$0 – $1 billion	0.3650%	0.0750%
$1 billion +	0.3285%	0.0675%

(1)
As of April 30, 2019, the aggregate assets of all Funds were $1.305 billion, resulting in blended fee rates of 0.0545% for the Fund under the Letter Agreement and 0.0472% for the Fund under the Administration Agreement. Therefore, the current aggregate fee rate for services under the Current Advisory Agreement and the Letter Agreement is 0.3545% and the current aggregate fee rate for services under the Administration Agreement and the Compliance Services Agreement is 0.0722%.

Steward Select Bond Fund ($162.54 million in assets as of April 30, 2019)
Current Agreements
Asset Level	Current Advisory Agreement	Letter Agreement(1)	Administration Agreement(1)	Compliance Services Agreement
$0 – $500 million	0.250%	0.080%	0.075%	0.025%
$500 million – $1 billion	0.200%	0.050%	0.030%	0.020%
$1 billion +	0.175%	0.020%	0.030%	0.015%
New Agreements
Asset Level	New Advisory Agreement	New Administration Agreement
$0 – $1 billion	0.3150%	0.0750%
$1 billion +	0.2835%	0.0675%

(1)
As of April 30, 2019, the aggregate assets of all Funds were $1.305 billion, resulting in blended fee rates of 0.0545% for the Fund under the Letter Agreement and 0.0472% for the Fund under the Administration Agreement. Therefore, the current aggregate fee rate for services under the Current Advisory Agreement and the Letter Agreement is 0.3045% and the current aggregate fee rate for services under the Administration Agreement and the Compliance Services Agreement is 0.0722%.

Under the New Agreements, total expenses for each Fund other than Steward Global Equity Income Fund, are not expected to materially change at current asset levels. As noted above, because the Adviser intends to maintain the expense limitation currently in place for Steward Covered Call Income Fund through August 30, 2020 and to continue to maintain such expense limitation thereafter until the Fund’s assets substantially increase, total expenses, after application of the expense limitation, for Steward Covered Call Income Fund would not increase while the expense limitation is in place. Under the New Agreements, shareholders of each Fund would pay higher fee rates, as compared to the current fee rates, for aggregate advisory and values-based screening services on assets above $500 million if assets of the Fund grow to that size. Note that none of the Funds currently have assets above $500 million. For additional information on the expected changes to the Funds’ total expenses under the New Agreements, see “Impact of Proposal on Fund Fees” below. For a comparison of the material terms of the Current Advisory Agreement and the New Advisory Agreement, see “Comparison of Current Advisory Agreement and New Advisory Agreement” below.

As noted above, the Board approved both the New Advisory Agreement and the New Administration Agreement for each of the Funds at an in-person meeting held on May 16, 2019. Under this Proposal, however, shareholders of each of the Funds are only being asked to approve the New Advisory Agreement. The 1940 Act requires shareholders of each of the Funds to approve the New Advisory Agreement. There is no similar requirement under the 1940 Act with respect to the New Administration Agreement. Therefore, shareholders of each of the Funds are not being asked to approve the New Administration Agreement as part of this Proposal. The New Administration Agreement will go into effect for all Funds on August 1, 2019 whether or not shareholders of each of the Funds approve the New Advisory Agreement.
Reasons for the Proposal
General
As noted above, Crossmark undertook to review all aspects of the Funds’ business, including in 2018 – 2019 a comprehensive review of the Funds’ agreements with all service providers, including Crossmark. Crossmark also considered the resources needed for the Adviser to continue to provide high quality services to the Funds at current asset levels and if assets grow, in light of its reorientation of the Funds’ business. For the reasons discussed below, following its review, Crossmark proposed the New Advisory Agreement as part of a broader initiative to restructure and consolidate the Funds’ Current Agreements with the Adviser and Crossmark Consulting and to reset the Adviser’s fees to provide the resources needed for the Adviser to continue to provide high quality services to the Funds at current asset levels and if assets grow.
Consolidation of Agreements
Based on its review, Crossmark concluded that the current structure of having four agreements for the Funds for the provision of advisory services, values-based screening services, administration services and compliance services, respectively, is not consistent with current industry practices. In addition, Crossmark noted that the basis on which fees are assessed under the current structure is inconsistent across the four agreements. For the Current Advisory Agreement and the Compliance Services Agreement, fees are assessed to each Fund based on the assets of the individual Fund. For the Letter Agreement and the Administration Agreement, fees are assessed to each Fund based on the aggregate assets of all Funds. As a result, Crossmark believes the current structure may make it difficult for investors and financial intermediaries to compare the fees charged to the Funds with those charged to peer funds and for the Board to evaluate the agreements in connection with the annual contract renewal process and determine the competitiveness of the fees. The simplified structure under the New Agreements is intended to address these concerns. In addition, as a result of the changes to the fees charged under the New Agreements, Steward Global Equity Income Fund and Steward Covered Call Income Fund would pay materially higher fee rates and each other Fund would pay slightly higher fee rates, as compared to the current fee rates, for the same aggregate services under the Current Agreements, at current asset levels. However, the Adviser intends to maintain the expense limitation currently in place for Steward Covered Call Income Fund through August 30, 2020 and to continue to maintain such expense limitation thereafter until the Fund’s assets substantially increase. As a result, the total net expense ratio currently paid by such Fund’s shareholders would not increase while the expense limitation is in place.
The New Agreements also clarify and standardize terms that, although generally consistent, are described differently across the Current Agreements, including, for example, the expenses allocated to Crossmark or to the Funds under the Current Agreements, thereby removing unnecessary complexity and ambiguity in the terms of the Current Agreements. In addition, the consolidation of four agreements with two affiliated service providers into two agreements with one affiliated service provider simplifies the Funds’ relationship with Crossmark. Although, the Adviser and Crossmark Consulting are legally distinct entities, they share the same offices, equipment, operational infrastructure and personnel. These changes are expected to improve overall operational efficiency for the Funds and the effective fulfillment of duties and responsibilities under the agreements.
Fee Increases for Steward Global Equity Income Fund and Steward Covered Call Income Fund
Crossmark also concluded from its review of the Funds’ Current Agreements that the advisory fees charged to Steward Global Equity Income Fund and Steward Covered Call Income Fund under the Current Advisory Agreement are out of line with those charged to their respective peer funds, based on its assessment of comparative fund data provided by Broadridge, and do not reflect the extent of services provided to the Funds or the performance that has been achieved for the Funds. As noted above, these Funds were priced by Crossmark as pooled investment vehicles primarily for investment by the Ministers Benefit Plan, a 403(b) retirement plan sponsored by AG Financial Solutions, the Adviser’s ultimate parent company. Although the fees charged by Crossmark were consistent with the more limited resources needed by the Adviser to manage the investments and flows primarily from a single institutional shareholder, these fees are no longer consistent with the resources needed by the Adviser to manage these

Funds at current asset levels and if assets grow, in light of the changes to the Funds’ business seeking to expand and diversify the shareholder base. In addition to the changing needs of the Funds’ shareholder base, there continues to be an increase in the complexity of managing the Funds, in light of their active management and the nature of their investment strategies, as well as in the complexity of the market and regulatory environment. As a result, Crossmark believes that the fees currently charged to the Funds are below those of actively-managed peer funds, based on its assessment of comparative fund data provided by Broadridge. In addition, each Fund has outperformed its benchmark index and peer group average as measured since inception.
The proposed advisory fee increases would allow Crossmark to retain and attract talented investment, legal and compliance personnel in order to continue to provide high quality services to the Funds, as well as provide resources for investment in, among other areas, additional research services, while maintaining a competitive total net expense ratio for shareholders, including, for Steward Covered Call Income Fund, through continued application of the current expense limitation. In particular, Crossmark has expressed a desire to hire additional investment personnel for these Funds to provide support to current key personnel and for purposes of succession planning. In addition, the Adviser has stated that its ability to invest in research services for these Funds is budget-constrained at current fee levels.
Changes to Fee Breakpoints
Lastly, based on its review of the Funds’ Current Agreements, Crossmark concluded that that the fee breakpoint schedules of the Current Agreements for the Funds are out of line with those of peer funds, based on its assessment of comparative fund data provided by Broadridge, and are not commensurate with the resources needed for the Adviser to continue to provide high quality services to the Funds if assets grow while maintaining a competitive total net expense ratio for shareholders. As noted above, the Funds’ current fee levels, including breakpoints, were set when the Funds’ primary business was managing the investments and flows primarily from a single institutional shareholder. In light of the changes to the Funds’ business noted above, Crossmark believes the current fee breakpoints provide fee reductions that are not viable for the Funds’ business if assets grow and will not provide adequate resources for the Adviser to continue to retain and attract talented investment, legal and compliance personnel or allow for improvements in technology and infrastructure, to support a larger, more diversified shareholder base.

Impact of Proposal on Fund Fees
As noted above, under the New Advisory Agreement, the Adviser would provide the same advisory services and values-based screening services that are currently provided by it and Crossmark Consulting under the Current Advisory Agreement and the Letter Agreement, respectively. The table below sets forth the annual fee rates charged under the Current Advisory Agreement and the Letter Agreement as compared to those charged under the New Advisory Agreement for the same services. For each agreement other than the Letter Agreement, the annual fee rates are or would be applied to the average daily net assets of the applicable Fund. For the Letter Agreement, the annual fee rates are applied to the average daily net assets of all Funds in the aggregate.
Current Advisory Agreement(1)	Letter Agreement(2)	New Advisory Agreement(1)
Steward Large Cap Enhanced Index Fund	Steward Large Cap Enhanced Index Fund	Steward Large Cap Enhanced Index Fund
0.15% of the first $500 million	0.08% of the first $500 million	0.215% of the first $1 billion
0.125% of the next $500 million	0.05% of the next $500 million	0.1935% of assets over $1 billion
0.10% of assets over $1 billion	0.02% of assets over $1 billion
Steward Small-Mid Cap Enhanced Index Fund	Steward Small-Mid Cap Enhanced Index Fund	Steward Small-Mid Cap Enhanced Index Fund
0.15% of the first $500 million	0.08% of the first $500 million	0.215% of the first $1 billion
0.125% of the next $500 million	0.05% of the next $500 million	0.1935% of assets over $1 billion
0.10% of assets over $1 billion	0.02% of assets over $1 billion
Steward International Enhanced Index Fund	Steward International Enhanced Index Fund	Steward International Enhanced Index Fund
0.30% of the first $500 million	0.08% of the first $500 million	0.365% of the first $1 billion
0.25% of the next $500 million	0.05% of the next $500 million	0.3285% of assets over $1 billion
0.20% of assets over $1 billion	0.02% of assets over $1 billion
Steward Select Bond Fund	Steward Select Bond Fund	Steward Select Bond Fund
0.25% of the first $500 million	0.08% of the first $500 million	0.315% of the first $1 billion
0.20% of the next $500 million	0.05% of the next $500 million	0.2835% of assets over $1 billion
0.175% of assets over $1 billion	0.02% of assets over $1 billion

Current Advisory Agreement(1)	Letter Agreement(2)	New Advisory Agreement(1)
Steward Global Equity Income Fund	Steward Global Equity Income Fund	Steward Global Equity Income Fund
0.30% of the first $500 million	0.08% of the first $500 million	0.625% of the first $1 billion
0.25% of the next $500 million	0.05% of the next $500 million	0.5625% of assets over $1 billion
0.20% of assets over $1 billion	0.02% of assets over $1 billion
Steward Covered Call Income Fund	Steward Covered Call Income Fund	Steward Covered Call Income Fund
0.45% for all assets	0.08% of the first $500 million	0.625% of the first $1 billion
	0.05% of the next $500 million	0.5625% of assets over $1 billion
0.02% of assets over $1 billion

(1)
As of April 30, 2019, the assets of each Fund were as follows:

Steward Large Cap Enhanced Index Fund:	$425,644,298.47
Steward Small-Mid Cap Enhanced Index Fund:	$225,413,913.27
Steward International Enhanced Index Fund:	$146,513,724.44
Steward Select Bond Fund:	$162,535,744.08
Steward Global Equity Income Fund:	$315,686,092.59
Steward Covered Call Income Fund:	$28,953,918.72
(2)
As of April 30, 2019, the aggregate assets of all Funds were $1.305 billion, resulting in blended fee rate of 0.0545% under the Letter Agreement for each Fund.

The chart below compares the actual dollar amount of the fees paid to the Adviser under the Current Advisory Agreement and to Crossmark Consulting under the Letter Agreement for the fiscal year ended April 30, 2019 to the pro forma dollar amount of fees that would have been paid to the Adviser if the New Advisory Agreement had been in effect for the fiscal year ended April 30, 2019, and also shows the percentage difference between the aggregate actual dollar amounts and the pro forma dollar amounts.

Fund	Investment Advisory Agreement Fees (Actual)	Letter Agreement Fees (Actual)	(1) Aggregate Fees under Investment Advisory Agreement and Letter Agreement (Actual)	(2) New Advisory Agreement Fees (Pro Forma)	Percentage Difference between Columns (1) and (2)(1)
Steward Large Cap Enhanced Index Fund	$615,138	$226,393	$841,531	$881,768	5%
Steward Small-Mid Cap Enhanced Index Fund	$360,092	$132,851	$492,943	$515,982	5%
Steward International Enhanced Index Fund	$418,205	$76,175	$494,380	$508,816	3%
Steward Select Bond Fund	$405,097	$89,858	$494,955	$510,327	3%
Steward Global Equity Income Fund	$921,310	$169,920	$1,091,230	$1,918,827	76%
Steward Covered Call Income Fund	$118,647	$14,577	$133,224	$164,775	24%

(1)
Rounded to the nearest percent.

The tables and examples below provide the current annual fund operating expenses of each Fund under the Current Agreements, as well as the pro forma annual fund operating expenses under the New Agreements.
Steward Large Cap Enhanced Index Fund
Current Agreements
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R6	Institutional Class
Management fees	0.15%	0.15%	0.15%	0.15%
Distribution (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.40%	0.35%	0.31%	0.35%
Total annual Fund operating expenses	0.80%	1.50%	0.46%	0.50%

New Agreements (pro forma)
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R6	Institutional Class
Management fees	0.22%	0.22%	0.22%	0.22%
Distribution (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.35%	0.30%	0.26%	0.30%
Total annual Fund operating expenses	0.82%	1.52%	0.48%	0.52%
Example
This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
•
You invest $10,000 for the periods shown and then redeem all of your shares at the end of those periods (except Class C is also shown assuming you kept your shares);

•
Your investment has a 5% return each year; and

•
The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Current Agreements
	1 Year	3 Years	5 Years	10 Years
Class A	$82	$255	$444	$990
Class C (With Redemption)	$253	$474	$818	$1,791
Class C (Without Redemption)	$153	$474	$818	$1,791
Class R6	$47	$148	$258	$579
Institutional Class	$51	$160	$280	$628
New Agreements (pro forma)
	1 Year	3 Years	5 Years	10 Years
Class A	$84	$262	$455	$1,014
Class C (With Redemption)	$255	$480	$829	$1,813
Class C (Without Redemption)	$155	$480	$829	$1,813
Class R6	$49	$154	$269	$604
Institutional Class	$53	$167	$291	$653

Steward Small-Mid Cap Enhanced Index Fund
Current Agreements
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R6	Institutional Class
Management fees	0.15%	0.15%	0.15%	0.15%
Distribution (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.41%	0.39%	0.44%	0.38%
Total annual Fund operating expenses	0.81%	1.54%	0.59%	0.53%
New Agreements (pro forma)
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R6	Institutional Class
Management fees	0.22%	0.22%	0.22%	0.22%
Distribution (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.36%	0.34%	0.39%	0.33%
Total annual Fund operating expenses	0.83%	1.56%	0.61%	0.55%
Example
This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
•
You invest $10,000 for the periods shown and then redeem all of your shares at the end of those periods (except Class C is also shown assuming you kept your shares);

•
Your investment has a 5% return each year; and

•
The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Current Agreements
	1 Year	3 Years	5 Years	10 Years
Class A	$83	$259	$450	$1,002
Class C (With Redemption)	$257	$486	$839	$1,834
Class C (Without Redemption)	$157	$486	$839	$1,834
Class R6	$60	$189	$329	$738
Institutional Class	$54	$170	$296	$665
New Agreements (pro forma)
	1 Year	3 Years	5 Years		10 Years
Class A	$85	$265		$460	$1,025
Class C (With Redemption)	$259	$493		$850	$1,856
Class C (Without Redemption)	$159	$493	$$	850	$1,856
Class R6	$62	$195		$340	$762
Institutional Class	$56	$176		$307	$689
Steward International Enhanced Index Fund
Current Agreements
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R6	Institutional Class
Management fees	0.30%	0.30%	0.30%	0.30%
Distribution (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.46%	0.41%	0.31%	0.41%
Total annual Fund operating expenses	1.01%	1.71%	0.61%	0.71%

New Agreements (pro forma)
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R6	Institutional Class
Management fees	0.37%	0.37%	0.37%	0.37%
Distribution (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.41%	0.36%	0.26%	0.36%
Total annual Fund operating expenses	1.03%	1.73%	0.63%	0.76%
Example
This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
•
You invest $10,000 for the periods shown and then redeem all of your shares at the end of those periods (except Class C is also shown assuming you kept your shares);

•
Your investment has a 5% return each year; and

•
The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Current Agreements
	1 Year	3 Years	5 Years	10 Years
Class A	$103	$322	$558	$1,236
Class C (With Redemption)	$274	$539	$928	$2,019
Class C (Without Redemption)	$174	$539	$928	$2,019
Class R6	$62	$195	$340	$762
Institutional Class	$73	$227	$395	$883
New Agreements (pro forma)
	1 Year	3 Years	5 Years	10 Years
Class A	$105	$328	$569	$1,259
Class C (With Redemption)	$276	$545	$939	$2,041
Class C (Without Redemption)	$176	$545	$939	$2,041
Class R6	$64	$202	$351	$786
Institutional Class	$75	$233	$406	$906

Steward Select Bond Fund
Current Agreements
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R6	Institutional Class
Management fees	0.25%	0.25%	0.25%	0.25%
Distribution (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.45%	0.41%	0.31%	0.41%
Total annual Fund operating expenses	0.95%	1.66%	0.56%	0.66%
New Agreements (pro forma)
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R6	Institutional Class
Management fees	0.32%	0.32%	0.32%	0.32%
Distribution (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.40%	0.36%	0.26%	0.36%
Total annual Fund operating expenses	0.97%	1.68%	0.58%	0.68%
Example
This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
•
You invest $10,000 for the periods shown and then redeem all of your shares at the end of those periods (except Class C is also shown assuming you kept your shares);

•
Your investment has a 5% return each year; and

•
The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Current Agreements
	1 Year	3 Years	5 Years	10 Years
Class A	$97	$303	$525	$1,166
Class C (With Redemption)	$269	$523	$902	$1,965
Class C (Without Redemption)	$169	$523	$902	$1,965
Class R6	$57	$179	$313	$701
Institutional Class	$67	$211	$368	$822
New Agreements (pro forma)
	1 Year	3 Years	5 Years	10 Years
Class A	$99	$309	$536	$1,190
Class C (With Redemption)	$271	$530	$913	$1,987
Class C (Without Redemption)	$171	$530	$913	$1,987
Class R6	$59	$186	$324	$726
Institutional Class	$69	$218	$379	$847
Steward Global Equity Income Fund
Current Agreements
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R6	Institutional Class
Management fees	0.30%	0.30%	0.30%	0.30%
Distribution (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.42%	0.34%	0.31%	0.37%
Total annual Fund operating expenses	0.97%	1.64%	0.61%	0.67%

New Agreements (pro forma)
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R6	Institutional Class
Management fees	0.63%	0.63%	0.63%	0.63%
Distribution (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.37%	0.29%	0.26%	0.32%
Total annual Fund operating expenses	1.25%	1.92%	0.89%	0.95%
Example
This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
•
You invest $10,000 for the periods shown and then redeem all of your shares at the end of those periods (except Class C is also shown assuming you kept your shares);

•
Your investment has a 5% return each year; and

•
The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Current Agreements
	1 Year	3 Years	5 Years	10 Years
Class A	$99	$309	$536	$1,190
Class C (With Redemption)	$267	$517	$892	$1,944
Class C (Without Redemption)	$167	$517	$892	$1,944
Class R6	$62	$195	$340	$762
Institutional Class	$68	$214	$373	$835
New Agreements (pro forma)
	1 Year	3 Years	5 Years	10 Years
Class A	$127	$397	$686	$1,511
Class C (With Redemption)	$295	$603	$1,037	$2,243
Class C (Without Redemption)	$195	$603	$1,037	$2,243
Class R6	$91	$284	$493	$1,096
Institutional Class	$97	$303	$525	$1,166

Steward Covered Call Income Fund
Current Agreements
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R6	Institutional Class
Management fees	0.45%	0.45%	0.45%	0.45%
Distribution (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.74%	0.88%	0.61%	0.69%
Total annual Fund operating expenses	1.44%	2.33%	1.06%	1.14%
Fee waiver and/or expense reimbursement(1)	0.19%	0.33%	0.16%	0.14%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.25%	2.00%	0.90%	1.00%

(1)
The Adviser has contractually agreed through August 30, 2020 to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, acquired fund fees and expenses and extraordinary expenses (as determined under generally accepted accounting principles)) exceed 1.25%, 2.00%, 0.90% and 1.00% for Class A, Class C, Class R6 and Institutional Class, respectively. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the fiscal year in which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, acquired fund fees and expenses and extraordinary expenses (as determined under generally accepted accounting principles)) to exceed the applicable expense limitation in effect at the time of recoupment or that was in effect at the time of the waiver or reimbursement, whichever is lower. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Current Advisory Agreement.

New Agreements (pro forma)
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R6	Institutional Class
Management fees	0.63%	0.63%	0.63%	0.63%
Distribution (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.69%	0.83%	0.56%	0.64%
Total annual Fund operating expenses	1.57%	2.46%	1.19%	1.27%
Fee waiver and/or expense reimbursement(1)	0.32%	0.46%	0.29%	0.27%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.25%	2.00%	0.90%	1.00%

(1)
The Adviser has contractually agreed through August 30, 2020 to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, acquired fund fees and expenses and extraordinary expenses (as determined under generally accepted accounting principles)) exceed 1.25%, 2.00%, 0.90% and 1.00% for Class A, Class C, Class R6 and Institutional Class, respectively. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the fiscal year in which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, acquired fund fees and expenses and extraordinary expenses (as determined under generally accepted accounting principles)) to exceed the applicable expense limitation in effect at the time of recoupment or that was in effect at the time of the waiver or reimbursement, whichever is lower. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the New Advisory Agreement.

Example
This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
•
You invest $10,000 for the periods shown and then redeem all of your shares at the end of those periods (except Class C is also shown assuming you kept your shares);

•
Your investment has a 5% return each year; and

•
The Fund’s operating expenses remain the same (including one year of capped expenses in each period).

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Current Agreements
	1 Year	3 Years	5 Years	10 Years
Class A	$127	$437	$769	$1,708
Class C (With Redemption)	$303	$696	$1,215	$2,641
Class C (Without Redemption)	$203	$696	$1,215	$2,641
Class R6	$92	$321	$569	$1,280
Institutional Class	$102	$348	$614	$1,374
New Agreements (pro forma)
	1 Year	3 Years	5 Years	10 Years
Class A	$127	$464	$825	$1,840
Class C (With Redemption)	$303	$723	$1,269	$2,761
Class C (Without Redemption)	$203	$723	$1,269	$2,761
Class R6	$92	$349	$626	$1,417
Institutional Class	$102	$376	$671	$1,510
Comparison of Current Advisory Agreement and New Advisory Agreement
The following is a comparison of the material terms of the New Advisory Agreement and those of the Current Advisory Agreement (each an “Advisory Agreement” and together, the “Advisory Agreements”). The New Advisory Agreement is attached to this Proxy Statement as Appendix B.
Investment Advisory Services.   Under the terms of each Advisory Agreement, subject to the supervision of the Board, the Adviser will (1) provide a program of continuous investment management for each Fund in accordance with the investment objectives, policies and limitations as stated in the Fund’s registration statement; (2) make investment decisions for the Funds; and (3) place orders to purchase and sell securities for the Funds. The only material difference in the services provided under the New Advisory Agreement is the Adviser would also provide the values-based investment screening services that were previously provided by Crossmark Consulting under the Letter Agreement.
Each Advisory Agreement requires the Adviser to, at its own expense, provide the staff and personnel, equipment, office space and facilities necessary to perform its obligations under the agreement. The Adviser is also required to pay the compensation and expenses of all its directors, officers and employees who serve as officers and executive employees of SFI and of all interested Directors. The New Advisory Agreement includes an additional provision that states that SFI may directly compensate the Funds’ chief compliance officer, or reimburse the Adviser for a portion of such compensation, as determined by the Board in consultation with the Adviser. At the May 16, 2019 meeting of the Board, the Board approved reimbursing the Adviser for a portion of the chief compliance officer’s compensation, subject to shareholder approval of the New Advisory Agreement. The portion of the chief compliance officer’s compensation to be reimbursed by each Fund is not expected to be material to the expenses of the Fund.
Advisory Fees and Expenses.   Each Advisory Agreement describes the expenses that each Fund is responsible for paying to conduct its business. Expenses of the Funds not specifically allocated to the Adviser under the Advisory Agreements, or assumed or required to be borne by the Funds’ principal underwriter or some other party, are paid by the Fund, such as interest, taxes, brokerage commissions, compensation and expenses of independent Directors, legal and audit expenses, custodian and transfer agent expenses, certain printing and registration costs, and non-recurring expenses, including litigation and indemnification expenses.
Under each Advisory Agreement, for its services, the Adviser receives investment advisory fees, monthly, in arrears, from each Fund. The changes to the fees and expenses of the Funds under the New Advisory Agreement are described in detail under “Current Agreements and New Agreements” and “Impact of Proposal on Fund Fees” above. In addition, the New Advisory Agreement includes an additional provision that states that the Adviser may agree to not impose all or a portion of its fee payable under the agreement with respect to a Fund and/or undertake to pay or reimburse all or a portion of expenses allocated to a Fund under the agreement.
Limitation of Liability.   Each Advisory Agreement states that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by SFI or a Fund in connection with the matters to which the Advisory Agreement relates, provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect the Adviser against any liability to SFI, a Fund or to shareholders of a Fund to which the Adviser would otherwise be subject by reasons of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser’s reckless disregard of its obligations and duties under the Advisory Agreement. The New Advisory Agreement includes an additional provision that clarifies that the rights of exculpation granted under the New Advisory Agreement are not to be construed as providing for any exculpation of liability to the extent such exculpation is in violation of applicable law.
Term.   Each Advisory Agreement states that unless earlier terminated, the Advisory Agreement shall continue automatically with respect to each Fund for successive annual periods, so long as such continuance is approved at least annually by (1) the Board or (2) a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by a vote cast in person at a meeting called for the purpose of voting on such approval.
Termination.   Each Advisory Agreement states that it may be terminated with respect to one or more Funds (1) at any time without penalty by SFI or such Funds upon the vote of a majority of the Directors or by vote of the majority of the outstanding voting securities of each applicable Fund (as defined in the 1940 Act) upon sixty days’ written notice to the Adviser; or (2) at any time without penalty by the Adviser upon ninety days’ written notice to the applicable Funds. Each Advisory Agreement also states that the Advisory Agreement shall terminate automatically in the event of its “assignment” (as defined in the 1940 Act) with respect to any Fund for which it is assigned.
Governing Law.   Each Advisory Agreement is governed by the laws of the State of Maryland, except as to Steward Small-Mid Cap Enhanced Index Fund, which is governed by the laws of the State of Texas.
Miscellaneous.    While the material terms of the Current Advisory Agreement are retained in the New Advisory Agreement, the New Advisory Agreement also includes certain clarifications to the terms of the Current Advisory Agreement and additional terms reflecting more recent common industry practices with respect to investment advisory agreements. The New Advisory Agreement specifically states that the Adviser may appoint a sub-adviser for a Fund, subject to approval by the Board and Fund shareholders. The Current Advisory Agreement is silent with respect to the appointment of sub-advisers. The New Advisory Agreement also specifically permits the Adviser to, in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, pay a brokerage commission in excess of the commission that another broker might have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by the selected broker (soft dollars). The Current Advisory Agreement is silent with respect to soft dollars. The Adviser currently uses soft dollars for the Funds. The New Advisory Agreement also explicitly permits the Adviser to (1) aggregate purchase and sale orders for the Funds with those of other accounts managed by the Adviser or its affiliates, (2) direct its affiliates to execute portfolio transactions for a Fund on an agency basis in accordance with Rule 17e-1 under the 1940 Act, and (3) engage in certain affiliated transactions as permitted under the 1940 Act and in accordance with policies established by the Board. In addition, the New Advisory Agreement also clarifies that the agreement is not intended create any third party beneficiaries and that the Adviser is deemed to be an independent contractor under the agreement. The New Advisory Agreement also includes an additional provision relating to the protection of confidential information of each Fund and its shareholders.
Board Considerations Regarding Approval of New Advisory Agreement
The Board of Directors (the “Board”) of Steward Funds, Inc. (the “Company”), including the Independent Directors, approved a new Investment Advisory Agreement (the “New Advisory Agreement”) between the Company, on behalf of each of Steward Large Cap Enhanced Index Fund, Steward Small-Mid Cap Enhanced Index Fund, Steward International Enhanced Index Fund, Steward Select Bond Fund, Steward Global Equity Income Fund and Steward Covered Call Income Fund, each a series of the Company (each a “Fund” and collectively, the “Funds”), and the Funds’ investment adviser, Crossmark Global Investments, Inc. (the “Adviser” and together with its affiliates, “Crossmark”), at an in-person meeting on May 16, 2019 (the “May Meeting”). The Board determined that the approval of the New Advisory Agreement is appropriate for each Fund in light of the nature, quality and extent of the services currently provided and expected to continue to be provided by the Adviser and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
The Board considered the approval of the New Advisory Agreement as part of a broader proposal by Crossmark to restructure and consolidate the Funds’ current agreements with the Adviser and its affiliate, Crossmark Consulting, LLC (“Crossmark Consulting”), and to reset the fees thereunder, in connection with Crossmark’s efforts to reorient the Funds’ business to expand the shareholder base and increase the net assets of the

Funds, and to ensure the continued provision of high quality services to the Funds, among other considerations (the “Proposal”). The Board considered that, under the Proposal, Crossmark recommended that the Funds’ four current agreements with the Adviser and Crossmark Consulting for investment advisory, values-based investment screening, administration and compliance services (the “Current Agreements”) be replaced with two new agreements with the Adviser, the New Advisory Agreement and a new Administration Agreement (the “New Administration Agreement” and together with the New Advisory Agreement, the “New Agreements”), that would cover the same services currently provided to the Funds under the Current Agreements. Furthermore, in connection with the New Agreements, the Board considered Crossmark’s proposal to reset the fees for its services, including (1) materially increasing the advisory fee rates charged to Steward Global Equity Income Fund and Steward Covered Call Income Fund and (2) revising the fee breakpoint schedules for all Funds under the New Agreements.
The Board reviewed the Proposal over the course of several meetings in December 2018, February 2019 and May 2019 and took into account the background and rationale for the Proposal. The Board noted that, following an extensive review of its businesses starting in 2015, Crossmark has been engaged in reorienting the Funds’ business seeking to expand the Funds’ shareholder base from mainly a 403(b) retirement plan and certain non-profit organizations to include a broader group of both retail and institutional investors, including through intermediary platforms, in an effort to increase the net assets of the Funds and improve economies of scale for the Funds’ shareholders. The Board considered that, in connection with these changes to the Funds’ business, Crossmark undertook a review of all aspects of the Funds’ business, including a comprehensive review of the Funds’ agreements with all service providers, including Crossmark. The Board noted that, based upon Crossmark’s review, and in light of the changes to the Funds’ business, Crossmark believes the structure of the New Agreements, and the proposed resetting of the fees thereunder, would better align the Funds with peer funds in the broader retail and institutional markets and would help to ensure the continued provision of high quality services by Crossmark. In addition, the Board considered that Crossmark believes the proposed advisory fee rate increases under the New Advisory Agreement for Steward Global Equity Income Fund and Steward Covered Call Income Fund would better align these Funds with actively-managed peer funds, better reflect the extent of services provided to the Funds and the performance that has been achieved for the Funds, and allow Crossmark to retain and attract talented investment, legal and compliance personnel in order to continue to provide high quality services to the Funds while maintaining a competitive total net expense ratio for shareholders.

To reach its determination in approving the New Advisory Agreement, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving investment advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to investment advisory agreements and their compensation under such agreements; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.
In connection with meetings of the Board held on December 4, 2018, and February 27, 2019 (the “February Meeting”) and the May Meeting, Crossmark provided, and reviewed with the Independent Directors, materials that described the details, background and rationale of the Proposal, including, for the May Meeting, a substantially final draft of the proxy statement to be submitted to shareholders of the Funds for approval of the New Advisory Agreement; reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider, outlining the proposed investment advisory fee rates to be charged to each Fund by the Adviser under the New Agreements and pro forma expense ratios of each Fund under the New Agreements as compared to a peer group of funds provided by Broadridge (the “Expense Group”); and information regarding the estimated profitability to Crossmark for each Fund under the New Agreements (collectively, the “Proposal Diligence”).
In determining whether to approve the New Advisory Agreement for each of the Funds, the Independent Directors also considered that, in connection with the 2019 annual contract review process conducted at the February Meeting, they received extensive information from Crossmark responding to requests for information from Company counsel that supported the Board’s decision to renew the Funds’ current Investment Advisory Agreement with the Adviser (the “Current Advisory Agreement”) at the February Meeting (collectively, the “Contract Review Materials”), which information outlined the investment advisory, values-based investment screening, administration, compliance and other services provided by Crossmark to the Funds (including the relevant personnel responsible for these services and their experience); the investment performance of each Fund as compared to a peer universe of funds provided by Broadridge (the “Performance Universe”), and as compared to the performance of relevant market benchmark indices; the investment advisory fee rates charged to each Fund by the Adviser under the Current Advisory Agreement as compared to the Expense Group, and as compared to fee rates charged to other clients of the Adviser with similar investment objectives and policies as the Funds; actual expenses of each Fund under the Current Agreements as compared to the Expense Group; the nature of expenses incurred in providing services to the Funds and the potential for economies of scale, if any; financial data on Crossmark; and any other incidental or “fall-out” benefits to Crossmark. The Independent Directors noted the Contract Review Materials in connection with their review of the Proposal and the New Advisory Agreement.
In considering the approval of the New Advisory Agreement for each Fund, the Independent Directors met with Company counsel, independent of management and of the interested directors, to review and discuss the materials received from Crossmark. The Board asked questions and applied its business judgment to determine whether the arrangement between the Company and the Adviser would be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the New Advisory Agreement, including the Proposal Diligence, as well as the Contract Review Materials, the Board, in its judgment, had received sufficient information to approve the New Advisory Agreement. In determining to approve the New Advisory Agreement for each Fund, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together, including the factors set forth below.
Nature, Quality and Extent of Services.    The Board considered the nature, quality and extent of services expected to be provided by the Adviser to each Fund under the New Advisory Agreement. The Board considered that, under the New Advisory Agreement, the Adviser would provide the same advisory services that it currently provides under the Current Advisory Agreement, but would also provide the values-based investment screening services that are currently provided under a separate agreement by Crossmark Consulting. The Board also noted that, under the New Administration Agreement, the Adviser would provide the same administration and compliance services that are currently provided under two separate agreements by Crossmark Consulting. In this regard, the Board considered Crossmark’s explanation that it believes the new agreement structure is better aligned with that of peer funds and would better facilitate investors’ ability to compare the fees charged to the Funds with those charged to peer funds as well as the Board’s ability to evaluate the agreements and determine the competitiveness of the fees. The Board also noted that Crossmark expected that the new agreement structure would modestly improve overall operational efficiency for the Funds and the effective fulfillment of duties and responsibilities under the agreements.
The Board considered that the Adviser would continue to be responsible for investment advice, portfolio management and brokerage allocation, among other services, under the New Advisory Agreement, and would continue to manage each Fund’s investments while also incorporating a customized values-based approach to investing. The Board noted that the Adviser, in place of Crossmark Consulting, would continue to develop and maintain the values-based approach that produces a restricted list of securities that are not eligible for investment by the Funds. The Board also noted that the Adviser, in place of Crossmark Consulting, would continue to provide administration and compliance services, including maintaining the Funds’ compliance program, to the Funds. The Board also considered the background and experience of the Crossmark employees responsible for providing the investment advisory, values-based investment screening, administration, legal, compliance and other services to the Funds.
At the February Meeting and the May Meeting, the Board met with the portfolio managers responsible for the day-to-day management of each Fund’s investments and discussed each Fund’s performance with the portfolio managers. The Board noted that it meets with the portfolio managers to discuss investment performance at each quarterly Board meeting. The Board considered each Fund’s (other than Steward Covered Call Income Fund which commenced operations on December 14, 2017) investment performance (Institutional Class shares) over the one-, three-, five- and ten-year periods ended December 31, 2018 and Steward Covered Call Income Fund’s investment performance (Institutional Class shares) over the one-year period ended December 31, 2018, and compared each Fund’s performance to the performance of relevant market benchmarks and its Performance Universe. The Board took into account that the Funds utilize customized criteria for a values-based approach to investing and discussed with the portfolio managers the impact of the values-based approach to investing on the Funds’ performance.
With respect to Steward Global Equity Income Fund and Steward Covered Call Income Fund, for which the advisory fee rates would be materially increased under the New Advisory Agreement, the Board noted that Steward Global Equity Income Fund’s investment performance (Institutional Class shares) outperformed its Performance Universe median and the S&P Global 1200 Index for the one-, three-, five- and ten-year periods ended December 31, 2018, but underperformed the S&P 500 Index for the same periods. The Board also noted that Steward Global Equity Income Fund’s investment performance (Institutional Class shares) outperformed the MSCI World High Dividend Yield Index for the three-, five- and ten-year periods ended December 31, 2018, but underperformed the Index for the one-year period ended December 31, 2018. The Board also considered that Steward Global Equity Income Fund received the 2019 Refinitiv Lipper Fund Awards for Best Global Equity Income Fund for the three-, five- and ten-year performance categories for the period ended November 30, 2018, which marked the fifth consecutive year in which the Fund received a Lipper Fund Award and the first time the Fund received the award for the ten-year performance category. Crossmark also reported that Steward Covered Call Income Fund’s investment performance (Institutional Class shares) outperformed its Performance Universe median, the S&P 500 Index and the CBOE S&P 500 BuyWrite Index for the one-year period ended December 31, 2018.
In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of the services expected to be provided to each Fund by the Adviser under the New Advisory Agreement are expected to be satisfactory.
Fees and Expenses.    The Board considered that, as a result of the proposed fee changes under the New Agreements, shareholders of Steward Large Cap Enhanced Index Fund, Steward Small-Mid Cap Enhanced Index Fund, Steward International Enhanced Index Fund and Steward Select Bond Fund would pay a slightly higher fee rate for aggregate advisory and values-based investment screening services under the New Advisory Agreement at asset levels as of April 30, 2019 and would not benefit from the same level of fee reductions provided under the fee breakpoint schedules of the Current Agreements. The Board considered that shareholders of each of these Funds would also pay higher fee rates, as compared to the current fee rates, for aggregate advisory and values-based investment screening services on assets above $500 million if assets of a Fund grow to that size, noting that all Funds are currently under $500 million in assets. The Board also considered that shareholders of Steward Global Equity Income Fund and Steward Covered Call Income Fund would pay materially higher fee rates at all asset levels for aggregate advisory and values-based investment screening services under the New Advisory Agreement and would not benefit from the same level of fee reductions provided under the fee breakpoint schedules of the Current Agreements. The Board further considered, however, that the Adviser intends to maintain the expense limitation currently in place for Steward Covered Call Income Fund through August 30, 2020 and to continue to maintain such expense limitation thereafter until the Fund’s assets substantially increase. The Board considered that, as a result, the total net expense ratio currently paid by such Fund’s shareholders would not increase while the expense limitation is in place.
The Board took into account Crossmark’s explanation that the proposed changes to the Funds’ fee breakpoint schedules are expected to provide adequate resources for Crossmark’s continued provision of high quality services to the Funds. The Board also considered Crossmark’s explanation that the proposed advisory fee rate increases for Steward Global Equity Income Fund and Steward Covered Call Income Fund would result in advisory fee rates that are more consistent with those charged to peer funds in light of their active management and the nature of their investment strategies, better reflect the extent of services provided to the Funds and the strong relative performance achieved, and allow Crossmark to retain and attract talented investment, legal and compliance personnel while maintaining a competitive total net expense ratio for shareholders, including, for Steward Covered Call Income Fund, through continued application of the current expense limitation.
The Board considered the proposed investment advisory fee rates for each Fund under the New Advisory Agreement as compared to the investment advisory fee rates for the Expense Group. The Board also reviewed the pro forma expense ratio of each Fund under the New Advisory Agreement as compared to the expense ratios of the Expense Group. The Board considered information provided by Broadridge on how it selected the peer funds included in the Expense Group for each Fund and considered certain limitations on the data provided. The Board noted that, with respect to comparing the Funds’ investment advisory fee rates under the New Advisory Agreement to the Expense Group, Broadridge included the fee rates for administration and compliance services to be provided under the New Administration Agreement in the investment advisory fee rates for the Funds. Based upon the information provided by Broadridge, the Board noted that the investment advisory fee rates proposed to be charged to each Fund under the New Advisory Agreement and the New Administration Agreement, except for Steward International Enhanced Index Fund and Steward Small-Mid Cap Enhanced Index Fund, would be below the median investment advisory fee rate of its Expense Group and that, although the investment advisory fee rates proposed to be charged to Steward International Enhanced Index Fund and Steward Small-Mid Cap Enhanced Index Fund would be above the median investment advisory fee rate of the applicable Expense Group, such fee rates would be within a reasonable range of the applicable median. The Board took into account that, even though the investment advisory fee rates charged to Steward Global Equity Income Fund and Steward Covered Call Income Fund would be materially increased under the New Advisory Agreement, the investment advisory fee rates proposed to be charged to each Fund under the New Advisory Agreement and the New Administration Agreement would remain below the median and average investment advisory fee rates of the applicable Expense Group. For Steward Covered Call Income Fund, the Board considered that the Adviser had contractually agreed to waive fees and/or reimburse expenses through at least August 30, 2020 to limit total annual operating expenses for the Fund, subject to the ability to recapture previously waived fees and/or reimbursed expenses under certain circumstances for a three-year period. On the basis of the information provided, the Board concluded that the investment advisory fee rates proposed to be charged for each Fund are reasonable and appropriate in light of the nature, quality and extent of the services expected to be provided by the Adviser to the Funds under the New Advisory Agreement.
Profitability.    The Board received the financial statements of Crossmark and information regarding the estimated profitability to Crossmark for each Fund under the New Agreements and, at the February Meeting and the May Meeting, discussed such information with management. Based upon the information provided, the Board concluded that the profits estimated to be realized by Crossmark in connection with the Funds under the New Agreements were not unreasonable.
Economies of Scale.    The Board considered whether there are any potential economies of scale with respect to the management of each Fund under the New Advisory Agreement and whether each Fund may benefit from any economies of scale under the New Advisory Agreement. The Board reviewed the net assets of each Fund in addition to the above noted Fees and Expenses and Profitability of Crossmark when considering the level of each Fund’s proposed investment advisory fee rates under the New Advisory Agreement. The Board noted that the proposed investment advisory fee rate schedule for each Fund under the New Advisory Agreement includes breakpoints that offer reasonable economies of scale, accounting for the resources needed by Crossmark in managing the Funds if assets grow in light of the changes to the Funds’ business, among other factors, and that such economies of scale may benefit each Fund if assets grow. Based upon the information considered, the Board concluded that the proposed investment advisory fee rate schedule for each Fund under the New Advisory Agreement reflects an appropriate level of sharing of any economies of scale.
Other Benefits to the Adviser and Its Affiliates.    The Board considered the character and amount of other benefits, incidental or otherwise, expected to be received by the Adviser and its affiliates as a result of the Adviser’s relationship to the Funds. The Board noted that Crossmark Distributors, Inc. (“Crossmark Distributors”), an affiliate of the Adviser, serves as the Company’s distributor. The Board also noted that, under the New Agreements, the Adviser would provide the values-based investment screening, administration and compliance services to the Funds that are currently provided by Crossmark Consulting under the Current Agreements. The Board considered payments under the Funds’ Rule 12b-1 Plan to Crossmark Distributors for distribution services as well as the fee rates to be charged by the Adviser for administration and compliance services under the New Administration Agreement. The Board also noted that Crossmark Distributors does not execute portfolio transactions on behalf of the Funds.

Additionally, the Board considered benefits to the Adviser related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker-dealers. The Board considered these direct and indirect benefits in reaching its conclusion that each Fund’s proposed investment advisory fee rates under the New Advisory Agreement are reasonable.
Conclusion.    Based upon all the information considered and the conclusions reached, the Board unanimously determined that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement for each Fund is appropriate. The Board unanimously recommends that shareholders of each Fund approve the New Advisory Agreement for their Fund.
THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMEND THAT YOU VOTE “FOR” THE APPROVAL OF THE NEW ADVISORY AGREEMENT.

ADDITIONAL INFORMATION
Voting Procedures
Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by properly executed proxies received prior to the Meeting, unless revoked prior to the Meeting, will be voted at the Meeting in accordance with instructions indicated thereon. If no instructions are given, properly executed proxies will be voted FOR each of the nominees for Director in Proposal 1 and FOR Proposal 2. The persons named as proxy holders on the proxy card will vote in their discretion on any other business that may properly come before the Meeting. A valid proxy which does not state that it is irrevocable shall continue in full force and effect unless (1) the person executing the proxy revokes it before the vote pursuant to that proxy is taken (a) by a writing delivered to SFI stating that the proxy is revoked, (b) by executing a subsequent proxy, or (c) by attending the Meeting in person and voting; or (2) SFI receives written notice of the death or incapacity of the person executing that proxy before the vote pursuant to that proxy is counted. Unless otherwise specifically limited by its terms, a proxy shall entitle the shareholder’s votes to be counted at any adjournment or postponement of the Meeting.
Quorum
Proposal 1.   The presence in person or by proxy of holders of record of one-third of the shares of SFI, in the aggregate, shall constitute a quorum at the Meeting for acting on this Proposal.
Proposal 2.   The presence in person or by proxy of holders of record of one-third of the shares of each Fund shall constitute a quorum at the Meeting for acting on this Proposal for a Fund.
For purposes of determining the presence of a quorum at the Meeting, withheld votes and abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular Proposal with respect to which brokers or nominees do not have discretionary power) will be treated as shares that are present. In the event that the necessary quorum to transact business or the vote required to approve or reject a Proposal is not obtained by the date of the Meeting, any officer of such Funds present and entitled to preside or act as Secretary of the Meeting may adjourn the Meeting with respect to any such business or Proposal. If you plan to attend the Meeting in person, you will need to bring proof of ownership and amount of Fund shares. Such proof includes the proxy card (or a copy) or, if your shares are held of record by a financial intermediary, such as a broker-dealer, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your Fund holdings as of the Record Date.
Required Vote
Proposal 1.   All Funds within SFI will vote together as a single class on the election each of the six (6) nominees for Director of SFI. A plurality of the votes cast by SFI shareholders at the Meeting is required to elect each nominee for Director of SFI. A “plurality” means that the nominees receiving the greatest number of votes will be elected as Director regardless of the number of votes cast. Abstentions and withheld votes will have no effect on the outcome of this Proposal. If your shares are held in the “record name” of a broker-dealer, it is our understanding that the broker would be permitted to vote on this Proposal, but if the broker does not vote, it will not affect the outcome of this Proposal.
Proposal 2.   Each Fund will vote separately with respect to approval of the new investment advisory agreement. For each Fund, the affirmative vote of a “majority of the outstanding voting securities” of each applicable Fund is required to approve the new investment advisory agreement with respect to the Fund. The term “majority of the outstanding voting securities” as used in this Proxy Statement is defined by the Investment Company Act of 1940, as amended (the “1940 Act”), as the affirmative vote of the lesser of (1) 67 percent or more of the voting securities present at the Meeting, if the holders of more than 50 percent of the Fund’s outstanding voting securities are present or represented by proxy, or (2) more than 50 percent of the Fund’s outstanding voting securities. An abstention or a broker non-vote will be treated as present, but not as a vote cast with respect to, in favor of, or against this Proposal. Thus, an abstention or a broker non-vote will have the effect of a vote cast against this Proposal.
Service Providers
Crossmark Global Investments, Inc. (the “Adviser” and together with its affiliates, “Crossmark”) serves as investment adviser to the Funds. Crossmark Consulting, LLC (“Crossmark Consulting”), an affiliate of the Adviser, provides administration, compliance services and claims preparation services to the Funds. Crossmark Consulting also provides values-based investment screening services. Crossmark Distributors, Inc. (“Crossmark Distributors”), an affiliate of the Adviser, serves as the Funds’ distributor and principal underwriter. The Adviser, Crossmark Consulting and Crossmark Distributors are located at 15375 Memorial Drive, Suite 200, Houston, Texas 77079.

Amounts Paid to Affiliates of the Adviser
The amounts paid to Crossmark Consulting by the Funds during the fiscal year ended April 30, 2019, pursuant to the Administration Agreement, the Compliance Services Agreement, the Letter Agreement and a Class Action Fair Fund Services Agreement, and the services for which the amounts were paid, were as follows:
Fund	Administration Services Fee	Compliance Services Fee	Screening Services Fee	Class Action/Fair Fund Services Fee
Steward Large Cap Enhanced Index Fund
Year Ended April 30, 2019	$194,992	$85,556	$226,393	$0
Steward Small-Mid Cap Enhanced Index Fund
Year Ended April 30, 2019	$114,555	$50,107	$132,851	$0
Steward International Enhanced Index Fund
Year Ended April 30, 2019	$65,683	$29,009	$76,175	$0
Steward Select Bond Fund
Year Ended April 30, 2019	$77,508	$33,852	$89,858	$0
Steward Global Equity Income Fund
Year Ended April 30, 2019	$146,541	$64,109	$169,920	$0
Steward Covered Call Income Fund
Year Ended April 30, 2019	$12,574	$5,511	$14,577	$0
These services would continue to be provided to each Fund if the New Advisory Agreement is approved by each Fund’s shareholders. However, pursuant to the consolidation and restructuring initiative described in Proposal 2 above, the values-based investment screening services would be provided by the Adviser under the New Advisory Agreement and the administration services and compliance services would be provided by the Adviser under the New Administration Agreement. The New Administration Agreement is not subject to shareholder approval and will go into effect for all Funds on August 1, 2019 whether or not shareholders of each of the Funds approve the New Advisory Agreement.
SFI has adopted a Service and Distribution Plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act for each Fund’s Class A and Class C shares, which permits each Fund, out of assets attributable to its Class A and Class C shares, to compensate Crossmark Distributors for services in connection with the distribution of Class A and Class C shares and for the provision of certain services to Class A and Class C shareholders. These services include, but are not limited to, the payment of compensation to securities dealers (which may include Crossmark Distributors itself) and other financial institutions and organizations

(collectively, “Service Organizations”) to obtain various distribution-related and/or administrative services for the Funds. The amounts paid to Crossmark Distributors and paid out by Crossmark Distributors to other Service Organizations by Class A and Class C shares of each Fund during the fiscal year ended April 30, 2019 were as follows:
Fund	Total 12b-1 Fees Paid	Amount Retained by Crossmark Distributors	Amount Paid to Other Service Organizations
Steward Large Cap Enhanced Index Fund
Year Ended April 30, 2019 (Class A)	$113,160	$4,957	$108,203
Year Ended April 30, 2019 (Class C)	$0	$0	$0
Steward Small-Mid Cap Enhanced Index Fund
Year Ended April 30, 2019 (Class A)	$194,611	$84,557	$110,054
Year Ended April 30, 2019 (Class C)	$0	$0	$0
Steward International Enhanced Index Fund
Year Ended April 30, 2019 (Class A)	$69,338	$2,143	$67,195
Year Ended April 30, 2019 (Class C)	$0	$0	$0
Steward Select Bond Fund
Year Ended April 30, 2019 (Class A)	$26,833	$2,715	$24,118
Year Ended April 30, 2019 (Class C)	$0	$0	$0
Steward Global Equity Income Fund
Year Ended April 30, 2019 (Class A)	$72,400	$4,814	$67,586
Year Ended April 30, 2019 (Class C)	$1,938	$20	$1,918
Steward Covered Call Income Fund
Year Ended April 30, 2019 (Class A)	$23	$0	$23
Year Ended April 30, 2019 (Class C)	$0	$0	$0
Each Fund has also adopted a Sub-Accounting Services Plan (the “Plan”) with respect to its Class A, Class C and Institutional Class shares. The Plan provides that Class A, Class C and Institutional Class shares of each Fund shall reimburse Crossmark Distributors for payments to certain third party providers related to the servicing of group accounts in which Fund shareholders of each Class participate. The amounts paid to Crossmark Distributors and paid out by Crossmark Distributors to third party providers pursuant to the Plan for the fiscal year ended April 30, 2019 were as follows:
Fund	Total Sub- Accounting Services Fees Paid	Amount Retained by Crossmark Distributors	Amount Paid to Third Party Providers
Steward Large Cap Enhanced Index Fund
Year Ended April 30, 2019 (Class A)	$44,857	$0	$44,857

Fund	Total Sub- Accounting Services Fees Paid	Amount Retained by Crossmark Distributors	Amount Paid to Third Party Providers
Year Ended April 30, 2019 (Class C)	$0	$0	$0
Year Ended April 30, 2019 (Institutional Class)	$177,620	$0	$177,620
Steward Small-Mid Cap Enhanced Index Fund
Year Ended April 30, 2019 (Class A)	$49,765	$0	$49,765
Year Ended April 30, 2019 (Class C)	$0	$0	$0
Year Ended April 30, 2019 (Institutional Class)	$65,456	$0	$65,456
Steward International Enhanced Index Fund
Year Ended April 30, 2019 (Class A)	$26,861	$0	$26,861
Year Ended April 30, 2019 (Class C)	$0	$0	$0
Year Ended April 30, 2019 (Institutional Class)	$51,479	$0	$51,479
Steward Select Bond Fund
Year Ended April 30, 2019 (Class A)	$10,699	$0	$10,699
Year Ended April 30, 2019 (Class C)	$0	$0	$0
Year Ended April 30, 2019 (Institutional Class)	$82,107	$0	$82,107
Steward Global Equity Income Fund
Year Ended April 30, 2019 (Class A)	$72,400	$0	$72,400
Year Ended April 30, 2019 (Class C)	$32	$0	$32
Year Ended April 30, 2019 (Institutional Class)	$112,963	$0	$112,963
Steward Covered Call Income Fund
Year Ended April 30, 2019 (Class A)	$23	$0	$23
Year Ended April 30, 2019 (Class C)	$0	$0	$0
Year Ended April 30, 2019 (Institutional Class)	$797	$0	$797
Brokerage Commissions Paid to Affiliated Brokers
The Funds did not pay any brokerage commissions to affiliated brokers during the fiscal year ended April 30, 2019.
Shareholder Proposals
The Funds do not hold regular annual meetings of shareholders. However, they may schedule annual or special shareholder meetings when advisable. To be considered for inclusion in a proxy statement, submissions from shareholders must be received by the Funds a reasonable time before the Funds print and mail the proxy statement. Shareholder proposals are subject to certain limitations under federal securities laws. The submission of a proposal does not guarantee that it will be included in a proxy statement. Shareholder proposals may be submitted in writing to Secretary, Steward Funds, Inc., 15375 Memorial Drive, Suite 200, Houston, Texas 77079.
Control Persons and Principal Holders of Securities
AG Financial Solutions, the parent company of Crossmark Global Holdings, Inc., through its subsidiary, Steward Financial Holdings, Inc., has effective voting control over sufficient shares of each of the Funds and of SFI as of the Record Date, May 16, 2019, to determine the outcome of each Proposal at the Meeting.
The following table sets forth information concerning each person who, to the knowledge of the Funds, owned beneficially or of record five percent or more of the indicated Class of each Fund’s shares as of the Record Date.
The Directors Nominees, which comprise all current Directors, and officers of the Funds, in the aggregate, owned less than 1% of any Class of a Fund’s shares as of the Record Date.
Fund/Class	Shareholder Name and Address	Amount and Nature of Ownership	Percent of Class
Steward Large Cap Enhanced Index Fund – Class A	National Financial Services Corp. Newport Office Center III, 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	$22,210,225 For the benefit of its customers	55.13%
Steward Large Cap Enhanced Index Fund – Class C	Crossmark Global Investments, Inc. 15375 Memorial Dr., Suite 200 Houston, TX 77079	$10.50 Initial shareholder	100.00%
Steward Large Cap Enhanced Index Fund – Class R6	National Financial Services Corp. Newport Office Center III, 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	$54,291,822 For the benefit of its customers	99.99%
Steward Large Cap Enhanced Index Fund – Institutional Class	TD Ameritrade Trust Company 1005 North Ameritrade Place Bellevue, NE 68005	$159,969,247 For the benefit of its customers	49.81%
	National Financial Services Corp. Newport Office Center III, 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	$101,807,370 For the benefit of its customers	31.70%
Steward Small Mid-Cap Enhanced Index Fund – Class A	National Financial Services Corp. Newport Office Center III, 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	$16,444,320 For the benefit of its customers	22.92%
	Charles Schwab & Company 211 Main Street San Francisco, CA 94105	$11,694,555 For the benefit of its customers	16.30%

Fund/Class	Shareholder Name and Address	Amount and Nature of Ownership	Percent of Class
	TD Ameritrade Trust Company 1005 North Ameritrade Place Bellevue, NE 68005	$5,777,856	8.05%
Steward Small Mid-Cap Enhanced Index Fund – Class C	Crossmark Global Investments, Inc. 15375 Memorial Dr., Suite 200 Houston, TX 77079	$9.86 Initial shareholder	100.00%
Steward Small Mid-Cap Enhanced Index Fund – Class R6	Voya Retirement Insurance & Annuity Comp One Orange Way Windsor, CT 06095-4774	$2,512 For the benefit of its customers	99.61%
Steward Small Mid-Cap Enhanced Index Fund – Institutional Class	TD Ameritrade Trust Company 1005 North Ameritrade Place Bellevue, NE 68005	$64,751,023 For the benefit of its customers	43.47%
	National Financial Services Newport Office Center III, 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	$39,562,622 For the benefit of its customers	26.56%
Steward International Enhanced Index Fund – Class A	National Financial Services Newport Office Center III, 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	$26,694,489 For the benefit of its customers	92.68%
Steward International Enhanced Index Fund – Class C	Crossmark Global Investments, Inc. 15375 Memorial Dr., Suite 200 Houston, TX 77079	$9.56 Initial shareholder	100.00%
Steward International Enhanced Index Fund – Class R6	Crossmark Global Investments, Inc. 15375 Memorial Dr., Suite 200 Houston, TX 77079	$9.56 Initial shareholder	100.00%
Steward International Enhanced Index Fund – Institutional Class	TD Ameritrade Trust Company 1005 North Ameritrade Place Bellevue, NE 68005	$59,147,513 For the benefit of its customers	52.28%
	National Financial Services Newport Office Center III, 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	$42,935,121 For the benefit of its customers	37.95%
Steward Select Bond Fund – Class A	National Financial Services Newport Office Center III, 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	$54,291,822 For the benefit of its customers	55.13%
Steward Select Bond Fund – Class C	Crossmark Global Investments, Inc. 15375 Memorial Dr., Suite 200 Houston, TX 77079	$9.92 Initial Shareholder	100.00%
Steward Select Bond Fund – Class R6	Crossmark Global Investments, Inc. 15375 Memorial Dr., Suite 200 Houston, TX 77079	$9.92 Initial Shareholder	100.00%
Steward Select Bond Fund – Institutional Class	TD Ameritrade Trust Company 1005 North Ameritrade Place Bellevue, NE 68005	$78,174,308 For the benefit of its customers	51.87%

Fund/Class	Shareholder Name and Address	Amount and Nature of Ownership	Percent of Class
	National Financial Services Newport Office Center III, 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	$67,684,754 For the benefit of its customers	44.91%
Steward Global Equity Income Fund – Class A	Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	$35,740,504 For the benefit of its customers	50.63%
	National Financial Services Newport Office Center III, 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	$28,730,763 For the benefit of its customers	40.70%
Steward Global Equity Income Fund – Class C	Raymond James 880 Carillon Parkway St. Petersburg, FL 33716	$296,264 For the benefit of its customers	81.64%
Steward Global Equity Income Fund – Class R6	Voya Retirement & Insurance Company One Orange Way Windsor, CT 06095-4774	$3,723 For the benefit of its customers	53.61%
	Pershing LLC One Pershing Plaza Product Support, 14th Floor Jersey City, NJ 07399	$2,822 For the benefit of its customers	46.22%
Steward Global Equity Income Fund – Institutional Class	TD Ameritrade Trust Company 1005 North Ameritrade Place Bellevue, NE 68005	$101,751,133 For the benefit of its customers	42.79%
	National Financial Services Newport Office Center III, 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	$72,574,073 For the benefit of its customers	30.52%
Steward Covered Call Income Fund – Class A	Charles Schwab & Company 211 Main Street San Francisco, CA 94105	$27,757.27 For the benefit of its customers	92.19%
Steward Covered Call Income Fund – Class C	National Financial Services Newport Office Center III, 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	$77,192 For the benefit of its customers	99.99%
Steward Covered Call Income Fund – Class R6	Crossmark Global Investments, Inc. 15375 Memorial Dr., Suite 200 Houston, TX 77079	$10.53 Initial Shareholder	100.00%
Steward Covered Call Income Fund – Institutional Class	TD Ameritrade Trust Company 1005 North Ameritrade Place Bellevue, NE 68005	$25,922,848 For the benefit of its customers	91.70%

Officers and Directors of the Adviser
The name, address and principal occupation of the principal executive officer, other executive officers and each director of the Adviser are as follows:
Address of each: 15375 Memorial Drive, Suite 200, Houston, Texas 77079.
Directors	Michael L. Kern, III, CFA — Chair Victoria L. Fernandez John R. Wolf
President & Treasurer	Michael L. Kern, III, CFA
General Counsel, Chief Compliance Officer & Secretary	Jim Coppedge
Chief Market Strategist	Victoria L. Fernandez
The Funds’ Directors and officers who are also officers, employees or directors of the Adviser are as follows:
Name	Role with Funds	Role with the Adviser
Michael L. Kern, III, CFA	President & Treasurer	Director, President & Treasurer
John R. Wolf	Executive Vice President	Director & Managing Director — Equity Investments
Victoria L. Fernandez	Executive Vice President	Director & Chief Market Strategist
Arthur G. Smith	Executive Vice President	Managing Director — Head of Distribution
Paul Townsen	Executive Vice President	Managing Director
Melville Cody	Executive Vice President	Senior Portfolio Manager
Zachary Wehner	Vice President	Portfolio Manager
Jim A. Coppedge	Executive Vice President, Chief Compliance Officer & Assistant Secretary	General Counsel & Chief Compliance Officer
Patricia Mims	Secretary	Senior Compliance Officer
Meeting Expenses
The expenses incurred in connection with the preparation, filing, printing and mailing of the Proxy Statement, as well as expenses of soliciting proxies for the Meeting, which are estimated to total $89,538 are being paid by the Adviser. In addition to use of the mailings, proxies may be solicited personally or by facsimile, telephone or the Internet by officers and employees of the Adviser and its affiliates, and financial intermediaries may be reimbursed for their expenses of sending solicitation material to beneficial owners of Fund shares.
Proxy Statement Delivery
“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Funds who share a common address and who have not opted out of the householding process should receive a single copy of this Proxy Statement together with one Proxy Card for each account. If your household received more than one copy of the Proxy Statement, you may elect to household in the future; if you and another shareholder in your household received a single copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, promptly obtain an additional copy of this Proxy Statement by writing to the appropriate Fund at 15375 Memorial Drive, Suite 200, Houston, Texas 77079 or calling Patricia Mims at 1-800-262-6631 ext. 6764.
Auditor Information
The Audit Committee of the Board recommended, and the Board, including the independent Directors, approved the selection of Cohen & Company, Ltd. (“Cohen”) to act as the Funds’ independent registered public accounting firm to examine the financial statements for the Funds for their fiscal year ended April 30, 2020. The Audit Committee and the Board determined that Cohen is well qualified to serve as the Funds’ independent registered public accounting firm and that Cohen satisfies applicable standards regarding independence. Cohen has served as independent registered public accounting firm for the Funds since March 20, 2007.
The following table sets forth the fees paid to Cohen by the Funds for their fiscal years ended April 30, 2019 and 2018. The audit fees are paid for professional services rendered by Cohen for the audit of the Funds’ annual financial statements or services that are normally provided by Cohen in connection with statutory and regulatory filings or engagements. The tax fees are paid for professional services rendered by Cohen for tax compliance, tax advice and tax planning.
Fund	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Year Ended April 30, 2019	$86,000	—	$18,000	—
Year Ended April 30, 2018	$83,000	—	$18,000	—

The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the auditor to the Funds and certain non-audit services to be rendered by the auditor to Crossmark which require pre-approval by the Audit Committee. In connection with such pre-approvals, the auditor, or an officer of SFI, with the assistance of the auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting. For the fiscal years ended April 30, 2019 and 2018, 100% of the fees disclosed under “Audit Fees” and “Tax Fees” above was pre-approved by the Audit Committee. Cohen did not provide services to Crossmark or any affiliate of Crossmark during the past two fiscal years of the Funds. Representatives of Cohen are not expected to be present at the Meeting.
Please note that the Funds’ financial information presented in this Proxy Statement as of April 30, 2019 or for the fiscal year ended April 30, 2019 is unaudited.
PLEASE EXECUTE THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE PRE-ADDRESSED, POSTAGE-PAID ENCLOSED ENVELOPE.
If you plan to attend the Meeting in person, you will need to bring proof of ownership and amount of Fund shares. Such proof includes the proxy card (or a copy) or, if your shares are held of record by a financial intermediary such as a broker-dealer or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your Fund holdings as of the Record Date.

APPENDIX A
Nominating and Corporate Governance Committee Charter

STEWARD FUNDS, INC.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
I.   PURPOSE
The Nominating and Corporate Governance Committee is a committee of the Board of Directors (the “Board”) of the Steward Funds, Inc. (the “Company”) established to assist the Board in fulfilling certain of its responsibilities. The Nominating and Corporate Governance Committee’s primary functions are to select individuals who would qualify to serve as independent directors, nominate directors for membership on committees, recommend committee chairs, review committee membership and oversee the administration of the Steward Funds, Inc. Board of Directors Governance Guidelines and Procedures.
II.   COMPOSITION
The Nominating and Corporate Governance Committee shall be comprised of three or more board members as elected by the Board, each of whom shall be an independent director and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Nominating and Corporate Governance Committee. For purposes of the Nominating and Corporate Governance Committee, a director is independent if he or she is not an “interested person” of the Company as that term is defined in the Investment Company Act of 1940, as amended.
The members of the Nominating and Corporate Governance Committee shall be elected by the Board annually and serve until their successors shall have been duly elected and qualified or until their retirement, resignation, death or the date upon which they no longer qualify as an independent director. A Committee Chair shall be elected by the Board.
III.   MEETINGS
The Nominating and Corporate Governance Committee shall meet at least annually, and more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Nominating and Corporate Governance Committee upon reasonable notice to the other members of the Nominating and Corporate Governance Committee.
The presence of a majority of the members of the Nominating and Corporate Governance Committee at a meeting shall constitute a quorum.

The Nominating and Corporate Governance Committee may take action by majority vote of members present (provided a quorum is present in person or by telephone).
The Nominating and Corporate Governance Committee shall maintain minutes of committee meetings, report its significant activities to the Board, and make such recommendations to the Board as the Nominating and Corporate Governance Committee may deem necessary or appropriate.
IV.   RESPONSIBILITIES AND DUTIES
To fulfill its responsibilities and duties the Nominating and Corporate Governance Committee shall:
A.
Board Nominations

1.
Select individuals to serve as independent directors of the Company. The principal criterion for selection of candidates to serve as independent directors is their ability to carry out the responsibilities of the Board.

2.
Consider the composition of the Board in advance of anticipated Board vacancies, and in seeking to fill vacancies, to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

3.
Nominate candidates for director to the Board or shareholders, as appropriate.

B.
Committee Nominations and Functions

1.
Identify and recommend directors for membership on the committees of the Board, and review committee composition at least annually.

2.
With respect to the Audit Committee and Nominating and Corporate Governance Committee of the Board, identify and recommend to the Board a member of each committee for election as committee chair.

3.
Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

C.
Other Governance Powers and Responsibilities

1.
Review this Charter annually, and recommend changes, if any, to the Board.

2.
Review the Steward Funds, Inc. Board of Directors Governance Guidelines and Procedures annually, and recommend changes, if any, to the Board.

3.
If the Chairman of the Board is an interested person of the Company, and if the Nominating and Corporate Governance Committee determines that it is desirable, the Nominating and Corporate Governance Committee may appoint a director who is not an interested person of the Company to serve as Lead Independent Director.

4.
Determine the responsibilities and duties of any independent director appointed as Lead Independent Director.

5.
Annually review independent director compensation and recommend any appropriate changes to the Board.

6.
With the assistance of Fund Counsel, determine the process for annual self-evaluation of Board performance.

7.
Oversee the development of a program for the orientation of new independent directors.

8.
Investigate any other matter brought to its attention within the scope of its duties.

9.
Perform any other activities consistent with this Charter, the Company’s Articles of Incorporation, By-Laws and governing law, as the Nominating and Corporate Governance Committee or the Board deems necessary or appropriate.

10.
The Nominating and Corporate Governance Committee shall have the power to retain outside counsel or other experts, at the expense of the Company, to assist it in carrying out its responsibilities if, in its judgment, that is appropriate.

Adopted:   December 5, 2017

APPENDIX B
New Advisory Agreement

INVESTMENT ADVISORY AGREEMENT
THIS AGREEMENT, effective commencing on August 1, 2019, is made and entered into by and between Crossmark Global Investments, Inc. (the “Adviser”) and STEWARD FUNDS, INC. (the “Company”), on its own behalf and on behalf of its series listed on Appendix A hereto, as may be amended from time to time (the “Funds”).
WHEREAS, the Company is a Maryland corporation organized under Articles of Incorporation dated May 11, 1992, as amended (the “Articles”), and is authorized to divide and classify its stock into separate series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company; and
WHEREAS, shares in the Funds are separate series of the Company’s stock; and
WHEREAS, the Adviser is engaged principally in rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and
WHEREAS, the Company wishes to retain the Adviser to render investment management services to the Funds on the terms set forth in this Agreement, and the Adviser is willing to furnish such services to the Funds on the terms set forth in this Agreement;
NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Company, each Fund and the Adviser as follows:
1. Appointment.   The Company hereby appoints the Adviser to act as investment adviser to the Funds for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

Investment Advisory Agreement — Steward Funds, Inc.
Effective: August 1, 2019

2. Investment Advisory Duties.   Subject to the terms of this Agreement and the supervision of the Board of Directors of the Company, the Adviser will (a) provide a program of continuous investment management for each Funds in accordance with the investment objectives, policies and limitations of that Fund as stated in the Fund’s prospectus and statement of additional information included as part of the Company’s registration statement filed with the Securities and Exchange Commission (the “SEC”), as they may be amended from time to time, copies of which shall be provided to the Adviser by the Company; (b) make investment decisions for the Funds; and (c) place orders to purchase and sell securities for the Funds.
In performing its investment management services for the Funds hereunder, the Adviser will provide the Funds with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. The Adviser will determine the securities, instruments, currencies, repurchase agreements, futures, options and other investments and techniques that each Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of the portfolio of each Fund. The Adviser will determine what portion of the portfolio of each Fund will be invested in securities and other assets and what portion, if any, will be held uninvested. The Adviser will be entitled to receive and act upon advice of counsel for the Company or a Fund in performing its investment management services for the Funds hereunder.
The Adviser further agrees that it will:
(a)
comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Company’s Board of Directors;

(b)
use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and rules and regulations issued thereunder;

Investment Advisory Agreement — Steward Funds, Inc.
Effective: August 1, 2019

(c)
monitor, to the extent not monitored by another Fund service provider, each Fund’s compliance with its investment and tax guidelines and other compliance policies;

(d)
place orders pursuant to its investment determinations for each Fund directly with the issuer, or with any broker or dealer, foreign currency dealer, futures commission merchant or other party, in accordance with applicable policies expressed in the Fund’s prospectus and/or statement of additional information or as adopted by the Company’s Board of Directors and in accordance with applicable legal requirements;

(e)
provide assistance to the Company’s Board of Directors in valuing the securities and other instruments held by each Fund, to the extent reasonably required by such valuation policies and procedures as may be adopted by each Fund;

(f)
furnish to each Fund whatever statistical information the Fund may reasonably request with respect to the Fund’s investment performance, assets or contemplated investments. In addition, the Adviser will keep each Fund and the Company’s Board of Directors informed of developments materially affecting the Fund’s portfolio and will, on the Adviser’s own initiative, furnish to the Company or the Company’s Board of Directors from time to time whatever information the Adviser believes appropriate for this purpose;

(g)
make available to the Funds, promptly upon their request, copies of all its investment records and ledgers with respect to the Funds to assist the Funds in their compliance with applicable laws and regulations. The Adviser will furnish the Company or the Company’s Board of Directors with such periodic and special reports regarding the Funds as they may reasonably request;

(h)
maintain in accordance with applicable law all books and records required of investment advisers under the Advisers Act and make available to the Company or the Company’s Board of Directors such records upon request;

Investment Advisory Agreement — Steward Funds, Inc.
Effective: August 1, 2019

(i)
provide to each Fund’s custodian, fund administration and accounting agent, shareholder service and transfer agents, and other service providers, as required, and to the extent held by the Adviser, information relating to all transactions concerning the assets belonging to the Fund, in each case subject to compliance with applicable privacy standards;

(j)
act as a source of expertise and education for the Company regarding the cultural screens that are applied to the Funds and specifically perform the following tasks:

1.
based upon criteria established and approved by the Company’s Board of Directors, as revised from time to time (“investment screening guidelines”), develop and maintain a list of securities that are not eligible for investment by the Company and the Funds (“prohibited investments list”);

2.
review at least quarterly the portfolio of each Fund to assure compliance with the investment screening guidelines established by the Company’s Board of Directors and the prohibited investments list developed therefrom;

3.
prepare a quarterly report for the Company’s Board of Directors regarding compliance by the Adviser with the investment screening guidelines and prohibited investments list; and

4.
be available to meet with the Company’s Board of Directors on an as-needed basis; and

(k)
immediately notify the Company in the event that the Adviser or any of its affiliates: (1) becomes subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) becomes the subject of an administrative proceeding, enforcement action or investigation by the SEC or other regulatory authority. The Adviser further agrees to notify the Company immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Company’s registration statement with respect to a Fund, or any amendment or supplement thereto, and of any statement contained therein that becomes untrue in any material request.

Investment Advisory Agreement — Steward Funds, Inc.
Effective: August 1, 2019

3. Allocation of Charges and Expenses.    The Adviser shall at its own expense provide the staff and personnel, equipment (other than equipment used in connection with the Funds’ custodial system), office space and facilities necessary to perform its obligations under this Agreement. Except as otherwise specifically provided in this Section 3, the Adviser shall pay the compensation and expenses of all its directors, officers and employees who serve as officers and executive employees of the Company (including the Company’s share of payroll taxes) and of all Directors of the Company who are interested persons of the Adviser, and the Adviser shall make available, without expense to the Company or the Funds, the service of its directors, officers and employees who may be duly elected officers of the Company, subject to their individual consent to serve and to any limitations imposed by law.
Notwithstanding anything to the contrary contained in this Section 3, in the event the Company appoints a director, officer or employee of the Adviser to serve as the Company’s chief compliance officer pursuant to Rule 38a-1 under 1940 Act, the Company may directly compensate such person or may reimburse the Adviser for a portion of the total compensation paid to such person by the Adviser, as determined by the Company’s Board of Directors in consultation with the Adviser.
The Adviser shall not be required to pay any expenses of the Company or the Funds other than those specifically allocated to the Adviser in this Section 3. In particular, but without limiting the generality of the foregoing, the Adviser shall not be responsible, except to the extent of the reasonable compensation of such of the Company’s employees as are directors, officers or employees of the Adviser whose services may be involved, for the following expenses of the Company or the Funds: organization and certain offering expenses of the Funds (including out-of-pocket expenses, but not including the Adviser’s overhead and employee costs); fees payable to the Adviser under this Agreement or any other agreement and to any other advisers or consultants to the Company or a Fund; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Funds in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage and directors and officers/errors and omissions insurance for the Company and the Company’s officers and employees; fees and expenses of any custodian, subcustodian, fund

Investment Advisory Agreement — Steward Funds, Inc.
Effective: August 1, 2019

administration and accounting agent, transfer agent, registrar, or dividend disbursing agent of the Company on behalf of the Funds; payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists; expenses in connection with the issuance, offering, distribution, sale or redemption of securities issued by the Funds; expenses relating to investor and public relations; expenses of servicing shareholder accounts; expenses of registering and qualifying shares of the Funds for sale; freight, insurance and other charges in connection with the transfer of the Funds’ portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Funds, or of entering into other transactions or engaging in any investment practices with respect to the Company; expenses of printing and distributing prospectuses, statements of additional information, reports, proxy solicitation materials, notices and dividends to shareholders; costs of stationery; any litigation or indemnification expenses; costs of shareholders’ and other meetings and proxy solicitations therefor; the compensation and all expenses (specifically including travel expenses relating to the business of the Company or a Fund) of directors, officers and employees of the Company who are not interested persons of the Adviser; and travel expenses (or an appropriate portion thereof) of Directors and officers of the Company who are directors, officers or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Company or any committees thereof or advisers thereto.
The Adviser shall not be required to pay expenses of any activity which is primarily intended to result in sales of shares of the Funds if and to the extent that (i) such expenses are assumed or required to be borne by the Funds’ principal underwriter or some other party, or (ii) the Company on behalf of a Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Funds (or some other party) shall assume some or all of such expenses. The Adviser shall be required to pay such of the foregoing sales expenses as are not assumed or required to be paid by the principal underwriter of a Fund or some other party or are not permitted to be paid by a Fund (or some other party) pursuant to such a plan.

Investment Advisory Agreement — Steward Funds, Inc.
Effective: August 1, 2019

4. Delegation of Investment Management Services.   Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act (after taking into effect any exemptive order, no-action assurances or other relief, rule or regulation upon which the respective Fund may rely), the Adviser may retain one or more sub-advisers at the Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to a Fund. In addition, the Adviser may adjust from time to time the duties delegated to any sub-adviser, the portion of portfolio assets of the Fund that the sub-adviser shall manage and the fees to be paid to the sub-adviser pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement, subject to the approvals set forth in Section 15 of the 1940 Act if required after taking into account any exemptive order, no-action assurances or other relief, rule or regulation upon which the respective Fund may rely. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible to a Fund for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.
5. Selection of Brokers and Affiliated Transactions.
(a)
Subject to the policies established by, and any direction from the Company’s Board of Directors, the Adviser will be responsible for selecting the brokers and dealers, foreign currency dealers, futures commission merchants or other parties that will execute the purchases and sales for a Fund. Subject to the foregoing, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Company or be in breach of any obligation owing to the Company under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, or as otherwise permitted from time to time by a Fund’s prospectus and statement of additional information.

Investment Advisory Agreement — Steward Funds, Inc.
Effective: August 1, 2019

(b)
In addition, the Adviser may, to the extent permitted by applicable law and subject to relevant SEC guidance and the rules and regulations thereunder, aggregate purchase and sale orders of portfolio investments with similar orders being made simultaneously for other accounts managed by the Adviser or its affiliates, if in the Adviser’s reasonable judgment such aggregation is consistent with its duty to seek best execution and will not disadvantage a Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of a Fund occurs as part of any aggregate sale or purchase orders, the objective of the Adviser and any of its affiliates involved in such transaction shall be to allocate the securities or other assets so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, each Fund acknowledges that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the portfolio investments obtainable or salable. Whenever a Fund and one or more other investment advisory clients of the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Adviser and its affiliates may purchase securities or other instruments of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities, assets or instruments for another client.

(c)
Subject to the policies established by, and any direction from, the Company’s Board of Directors, the Adviser may direct any of its affiliates to execute portfolio transactions for a Fund on an agency basis. The commissions paid to the Adviser’s affiliates must be in accordance with Rule 17e-1 under the 1940 Act.

Investment Advisory Agreement — Steward Funds, Inc.
Effective: August 1, 2019

(d)
The Adviser and any of its affiliates will not deal with the Company or any of its affiliates in any transaction in which the Adviser or any of its affiliates acts as a principal with respect to any part of a Fund order, except in accordance with policies established by the Company’s Board of Directors and in compliance with the 1940 Act, the rules and regulations thereunder and any applicable SEC or SEC staff guidance or interpretation. If the Adviser or any of its affiliates is participating in an underwriting or selling group, a Fund may not buy securities from the group except in accordance with policies established by the Company’s Board of Directors and in compliance with the 1940 Act, the rules and regulations under the 1940 Act and any applicable SEC or SEC staff guidance or interpretation.

(e)
The Adviser will promptly communicate to the officers and Directors of the Company, or any service provider designated by the officers of the Company, such information relating to portfolio transactions as they may reasonably request.

6. Compensation.
(a)
As compensation for the services provided and expenses assumed by the Adviser under this Agreement, each Fund will pay the Adviser at the end of each calendar month an advisory fee computed daily in accordance with the schedule provided in Appendix B hereto. For the month and year in which this Agreement becomes effective or terminates with respect to a Fund, there will be an appropriate pro ration of any fee based on the number of days that the Agreement is in effect during such month and year, respectively.

(b)
The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement and/or undertake to pay or reimburse a Fund for all or a portion of its expenses not otherwise required to be paid by or reimbursed by the Adviser. Unless otherwise agreed, any reduction or undertaking may be discontinued or modified by the Adviser at any time.

(c)
All rights to compensation under this Agreement for services performed as of the termination of this Agreement shall survive the termination.

Investment Advisory Agreement — Steward Funds, Inc.
Effective: August 1, 2019

7. Books and Records.   The Adviser agrees to maintain such books and records with respect to its services to the Company on behalf of the Funds as are required by Section 31 of the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Company and will be surrendered promptly to the Company upon its request. The Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Company or the Funds are being conducted in accordance with applicable laws and regulations.
8. Standard of Care and Limitation of Liability.
(a)
The Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or a Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Company, a Fund or to shareholders of a Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement.

(b)
The rights of exculpation provided under this Section 8 are not to be construed so as to provide for exculpation of any person described in this Section 8 for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 8 to the maximum extent permitted by applicable law.

Investment Advisory Agreement — Steward Funds, Inc.
Effective: August 1, 2019

9. Services Not Exclusive.   The Adviser’s services to the Company and each Fund pursuant to this Agreement are not exclusive and it is understood that the Adviser may render investment advice, management and services to other persons (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired by such other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers or Directors of the Company, and that officers or Directors of the Company may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies. If the Adviser provides any advice to its clients concerning the shares of a Fund, the Adviser shall act solely as investment counsel for such clients and not in any way on behalf of that Fund. The Adviser and its affiliates, by separate agreement with the Company or a Fund, may also serve the Company or a Fund in other capacities.
10. Duration and Termination.   This Agreement shall continue with respect to each Fund until the termination date shown in Appendix A, and thereafter shall continue automatically with respect to each Fund for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Company’s Board of Directors or (ii) a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated with respect to one or more Funds: (a) at any time without penalty by the Company or such Funds upon the vote of a majority of the Directors or by vote of the majority of the outstanding voting securities of each applicable Fund, upon sixty (60) days’ written notice to the Adviser or (b) by the Adviser at any time without penalty, upon ninety (90) days’ written notice to the applicable Funds. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act), with respect to any Fund for which it is assigned.

Investment Advisory Agreement — Steward Funds, Inc.
Effective: August 1, 2019

11. Amendments.   No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act, rules and regulations thereunder and any applicable SEC or SEC staff guidance or interpretation.
12. Limitation of Liability for Claim.   The Adviser agrees that the obligations assumed by the Company on behalf of each Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and the Adviser shall not seek satisfaction of any such obligation from shareholders or any shareholder of a Fund or any other Funds or their shareholders, or from any director, officer, employee or agent of the Company. The Adviser understands that the rights and obligations of each Fund are separate and distinct from those of any and all other Funds.
13. Miscellaneous.
(a)
Governing Law.   This Agreement shall be governed by the laws of the State of Maryland except as to Steward Small-Mid Cap Enhanced Index Fund, which shall be governed by the law of the State of Texas, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b)
Additional Funds.   In the event the Company establishes one or more series after the effective date of this Agreement, such series may become Funds under this Agreement subject to any approvals required by the 1940 Act and the rules and regulations thereunder and the execution of an amended Appendix A reflecting the Funds.

(c)
Delivery of Documents.   Copies of the Company’s registration statement and each Fund’s prospectus and statement of additional information have been furnished to the Adviser by the Company. The Company has also furnished the Adviser with copies properly certified or authenticated of each of the following additional documents related to the Company and each Fund:

1.
the Articles.

Investment Advisory Agreement — Steward Funds, Inc.
Effective: August 1, 2019

2.
By-Laws of the Company as in effect on the date hereof.

3.
Resolutions of the Directors of the Company approving the form of this Agreement.

The Company will promptly furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to, if any, the foregoing, including the Company’s registration statement and each Fund’s prospectus and statement of additional information.
(d)
Captions.   The captions of this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(e)
Counterparts.   This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(f)
Application of the 1940 Act.   Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act or guidance issued by the SEC staff. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC, any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, or any guidance issued by the SEC staff, such provision will be deemed to incorporate the effect of such order, rule, regulation, interpretative release or guidance.

(g)
Entire Agreement.   This Agreement constitutes the entire agreement between the parties concerning the subject matter, and supersedes any and all prior understandings.

Investment Advisory Agreement — Steward Funds, Inc.
Effective: August 1, 2019

(h)
Severability.   If any provision, term or part of this Agreement is deemed to be void, unenforceable, or invalid for any reason by a court decision, statute, rule, or otherwise, the remaining provisions of this Agreement will remain in full force and effect as if such invalid provision, term or part was not a part of this Agreement.

(i)
Prior Agreements.   This Agreement will supersede all prior investment advisory or management agreements entered into between the Adviser and the Company on behalf of a Fund.

(j)
Independent Contractor/No Agency.   The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall neither have the authority to act for nor represent the Company or a Fund in any way, or otherwise be deemed an agent of the Company or a Fund.

(k)
No Third Party Beneficiary.   None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any person or entity that is not a party hereto.

(l)
Confidentiality.   Except as otherwise provided in this Agreement or as required by law, the Adviser will keep confidential all records of and information in its possession relating to the Company, and/or its shareholders or shareholder accounts, and will not disseminate such records and information except at the request of or with the consent of a Fund.

(m)
Notices.   Any notice required under this Agreement will be sufficiently given when delivered or mailed to the other party at the address of such party set out below or to such other persons or at such address as such party may from time to time specify in writing to the other party.

If to the Company:
Steward Funds, Inc.
15375 Memorial Drive, Suite 200
Houston, TX 77079

Investment Advisory Agreement — Steward Funds, Inc.
Effective: August 1, 2019

If to the Adviser:
Crossmark Global Investments Inc.
15375 Memorial Drive, Suite 200
Houston, TX 77079
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of August 1, 2019.
STEWARD FUNDS, INC.
By

Date:   August 1, 2019
Name: Michael L. Kern, III, CFA
Title:   President
STEWARD FUNDS, INC., on behalf of each Fund listed on Appendix A
By

Date:   August 1, 2019
Name: Michael L. Kern, III, CFA
Title:   President
CROSSMARK GLOBAL INVESTMENTS, INC.
By

Date:   August 1, 2019
Name: Michael L. Kern, III, CFA
Title:   President

Investment Advisory Agreement — Steward Funds, Inc.
Effective: August 1, 2019

APPENDIX A
The following Funds are covered by this Agreement:
Fund Name:	Termination Date:
Steward Covered Call Income Fund	July 31, 2021
Steward Global Equity Income Fund	July 31, 2021
Steward International Enhanced Index Fund	July 31, 2021
Steward Large Cap Enhanced Index Fund	July 31, 2021
Steward Select Bond Fund	July 31, 2021
Steward Small-Mid Cap Enhanced Index Fund	July 31, 2021

Investment Advisory Agreement — Steward Funds, Inc.
Effective: August 1, 2019

APPENDIX B
As compensation for the services provided and expenses assumed by the Adviser under this Agreement, each Fund will pay the Adviser at the end of each calendar month an advisory fee computed daily for the applicable Funds at the following rates for that Fund based on the net assets of that Fund:
Steward Covered Call Income Fund	Steward Large Cap Enhanced Index Fund
0.625% of the first $1 billion	0.215% of the first $1 billion
0.5625% of assets over $1 billion	0.1935% of assets over $1 billion
Steward Global Equity Income Fund	Steward Select Bond Fund
0.625% of the first $1 billion	0.315% of the first $1 billion
0.5625% of assets over $1 billion	0.2835% of assets over $1 billion
Steward International Enhanced Index Fund	Steward Small-Mid Cap Enhanced Index Fund
0.365% of the first $1 billion	0.215% of the first $1 billion
0.3285% of assets over $1 billion	0.1935% of assets over $1 billion
The value of net assets of a Fund shall always be determined pursuant to the applicable provisions of the Articles and the Company’s registration statement. If, pursuant to such provisions, the determination of net asset value of a Fund is suspended for any particular business day, then for the purposes of this Appendix B, the value of the net assets of that Fund as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of that Fund may lawfully be determined, on that day. If the determination of the net asset value of the shares of a Fund has been so suspended for a period including any month end when the Adviser’s compensation is payable pursuant to this Appendix B, then the Adviser’s compensation payable at the end of such month shall be computed on the basis of the value of the net assets of that Fund as last determined (whether during or prior to such month). If a Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Appendix B.

Investment Advisory Agreement — Steward Funds, Inc.
Effective: August 1, 2019

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E82483-S87448

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE AS DIRECTOR AND FOR PROPOSAL 2

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
1. Election of Directors. The Board recommends that you vote **FOR** each of the following nominees: (All Funds)	▢	▢	▢	______________________

Independent

01) Richard J. Rossi
02) Mark H. Barineau
03) Richard L. Peteka
04) Adriana R. Posada

Non-Independent

05) Michael L. Kern, III
06) Kyle A. Dana

	For	Against	Abstain
2. Approval of a new investment advisory agreement.	▢	▢	▢

This proxy will be voted as instructed. **If no specification is made, the proxy will be voted "FOR" each nominee as Director and "FOR" Proposal 2** and will grant authority to transact such other business that may properly come before the Meeting.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUNDS.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date